UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22488

Blackstone / GSO Long-Short Credit Income Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (800) 831-5776

Date of fiscal year end:      December 31

Date of reporting period:   January 1, 2015 – June 30, 2015

Item 1.	Report to Stockholders.

GSO CAPITAL PARTNERS
A Blackstone Company

Blackstone / GSO

Senior Floating Rate Term Fund (NYSE: BSL)
Long-Short Credit Income Fund (NYSE: BGX)
Strategic Credit Fund (NYSE: BGB)

Semi-Annual Report June 30, 2015

1.877.876.1121 | WWW.BLACKSTONE-GSO.COM

Blackstone / GSO Funds	Manager Commentary
June 30, 2015 (Unaudited)

To Our Shareholders:

The first half of 2015 has been a transition period for the leveraged finance market. Loans and bonds have both outperformed their rather unimpressive results of 2014, when loans (1.60%) and high yield bonds (2.45%) significantly underperformed 10-year U.S. Treasuries (10.72%). During the period, global energy prices continued to weigh on the market, particularly on high yield bonds. Cold and snowy winter weather plagued the eastern half of the U.S., and a strike slowed the flow of goods in and out of Long Beach California’s gateway port. Doubts about a Fed lift-off in interest rates, or if one would ever come, spurred individual investors to continue to sell bank loan funds as such funds experienced outflows of $6.4 billion during the first half of the year.1 Turmoil in the Euro-zone over Greece (the “Grexit”), the possibility of a Puerto Rican default, and questions over the direction of the China equity market all conspired to add volatility to the markets. June was particularly volatile as the VIX, a popular proxy for market volatility, spiked over 34% and rose from 14.0 to 18.9 in just one particular day. Bank loans proved relatively sheltered from the volatility as they were the top performer (2.83%) compared to other asset classes, as detailed below. Within the bank loan market, higher quality assets outperformed their riskier counterparts as loans rated BB returned 3.29% year to date while CCC-rated loans returned 2.69%. With the average dollar price for U.S. loans falling over the last two months, the percentage of U.S. loans trading at or above par was at 27% by the end of June.

As we approach a Fed lift-off, we expect the loan asset class may garner significant attention from investors looking to hedge their fixed-income portfolios from duration risk. The U.S. market has already seen signs of this as mutual fund flows stabilized in 2015 after outflows totaled $24 billion in 2014.1 A rate hike in the U.S. could lead to inflows in loan mutual funds. That said, institutional investors have continued to invest in CLOs and CLO creation combined with generally flat retail flows helped support the secondary market resulting in an average price increase of $0.76, or 0.79%, since the end of 2014, according to the S&P/LSTA U.S. Performing Loans Index. U.S. CLO issuance continued at a healthy pace, bringing year-to-date volume to $61 billion, excluding refinancing transactions. Strategists forecast CLO issuance of $80 - $100 billion in 2015.1

Total YTD Returns as of June 30, 2015

US Senior Loans (S&P/LSTA Leveraged Loan Index)	2.83%
US High Yield Bonds (Barclays High Yield Index)	2.53%
3-month Treasury Bills (BofA Merrill Lynch US 3-Month Treasury Bill Index)	0.01%
10-Year Treasuries (BofA Merrill Lynch 10-Year US Treasury Index)	-0.51%
US Aggregate Bonds (Barclays US Aggregate Bond Index)	-0.10%
US Investment Grade Bonds (Barclays US Corporate Investment Grade Index)	-0.92%
Emerging Markets (Barclays EM USD Aggregate Index)	2.76%
US Large Cap Equities (S&P 500® Index)	1.23%

Sources: Barclays, Bloomberg, S&P/LCD

U.S. bank loan new issuance reached $229.0 billion by the end of the first half of 2015, down 30% relative to last year’s $327.8 billion first-half tally. Volume was heavily weighted in the second quarter

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

as robust demand spurred an increase in re-pricing activity. Given the decrease in net new issuance, supply has lagged demand in the loan market and we expect that trend to continue as the market adapts to new regulations governing leveraged lending guidelines. Net demand outpaced net high yield supply despite a reversal in retail fund outflows. After high yield funds’ $9.1 billion of net inflows during Q1 2015, fund flows turned negative (-$5.0 billion) during Q2 2015 amidst broader market volatility and concerns about duration risk. We expect high yield retail funds to continue to see volatility ahead of the Fed’s lift-off, which is expected by many to occur later this year. On the supply side, gross new issuance continued at a similar pace quarter-over-quarter but net new issuance decreased as call activity increased. Year to date, 51% of the new issue volume has been used for refinancing transactions, down from 60% over the same period last year, followed by 31% of new issue volume used for acquisition finance/LBO transactions.2

Default rates continue to remain below historical averages (3-4%) as the last twelve month bank loan and high yield bond default rates ended the first half of 2015 at 1.74% and 1.88%, respectively. Companies in the energy and coal sectors have continued to struggle; nine energy companies and three coal companies defaulted so far in 2015, accounting for 35% and 30% of year to date default volume, respectively. Strategists continue to be constructive on near-term credit risk and forecast loan and bond default rates of 1.5% for both 2015 and 2016, excluding energy. Including the energy sector, 2016 default rates may be closer to 2.0% for loans and 3.0% for high yield. Thirteen issuers, with aggregated loan and bond issues totaling $8.2 billion, defaulted during the second quarter.1

As headlines from Greece, China, and Puerto Rico recede for the medium-term, our attention turns to the Federal Reserve and monetary policy. We expect the Fed to hike rates once this year, and believe that a hike in September is more likely than in December. Economists expect growth to rebound from the first quarter’s contraction and we believe the Fed is anxious to reload its policy quiver. After seven years of zero interest rate policy (ZIRP), we expect some rate-related volatility across the markets. Short-term Treasury rates indicate that the market is pricing in a dovish path for rates and that creates risk that some investors could be caught offsides when rates finally rise. We believe high yield will be more susceptible to rate hikes than leveraged loans because of bonds’ interest rate duration and as a result currently favor floating rate, first-lien and second-lien loans over fixed-rated bonds.

[1]	J.P. Morgan Leveraged Loan Market Monitor, July 1, 2015.
[2]	S&P/LCD Leveraged Lending Review and LCD European Leveraged Lending Review, 2Q15.

Semi-Annual Report | June 30, 2015	1

Blackstone / GSO Funds	Manager Commentary
June 30, 2015 (Unaudited)

We are also watching knock-on effects from tighter monetary policy in the U.S. For example, a stronger dollar has weighed on a number of commodities that are already struggling with oversupply. Year to date through July 22, oil and copper are down over 14% while gold has fallen 7.6%. As a result, we have generally maintained a low weighting to commodity-exposed credits. Relative to leveraged loans, high yield bonds are more vulnerable to commodities, especially oil, as energy comprises 16% of the high yield market versus 4.7% for bank loans.3

Finally, the Funds recently announced a change in portfolio managers. Effective upon the retirement of the Funds’ current lead portfolio manager, Lee Shaiman, on or before September 30, 2015, the Funds will be managed by Robert Zable who will serve as the lead portfolio manager of the Funds. Gordon McKemie has served as a portfolio manager of the Funds since the second quarter of 2015 and remains a portfolio manager of the Funds.

At GSO /Blackstone, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-gso.com.

Sincerely,

GSO / Blackstone Debt Funds Management LLC

[3]	Calculated using the par values of the Barclays US High Yield Index (“Barclays HYI”) and the S&P/LSTA Leveraged Loan Index (“S&P LLI”).

2	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary
June 30, 2015 (Unaudited)

Fund Overview

Blackstone /GSO Senior Floating Rate Term Fund (“BSL” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the Fund invests at least 80% of its total assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage, which may increase risk to the Fund.

Portfolio Management Commentary

Fund Performance

BSL outperformed its key benchmark, the S&P LLI, on a Net Asset Value (“NAV”) per share basis for the periods of three months, six months, one year, three years, five years, and the life of the Fund since inception. The share price of BSL outperformed its benchmark for the periods of three months, six months, and one year, though it underperformed over the three year, five year, and the life of the Fund since inception periods due to market value fluctuations. The shares of the Fund traded at an average discount to NAV of -6.5% for the last six months ending June 30, compared to its peer group average discount of -7.9% over the same time.1

NAV Performance Factors2

The Fund’s over-allocation to diversified utilities (7.6% versus the benchmark of 5.3%), insurance (3.8% versus 1.9%), and health care providers (9.0% versus 8.8%) were the top contributors to performance throughout the first half of 2015. Conversely, the Fund’s over-allocation to commercial services & supplies (12.2% versus 8.2%) and under-allocation to specialty retail (5.5% versus the benchmark of 8.7%) and diversified financial services (1.1% versus 3.2%) weakened investment performance for the six-month period. Oil and gas, which comprised 5.7% of the portfolio versus a benchmark weighting of 4.1%, was the second best performing industry for the Fund, driven primarily by strong credit selection within the space, as well as commodity price tailwinds over the first half of the year. Notable contributors to performance, by issuer, included the Fund’s full underweight to Millennium Laboratories (term loans of which fell roughly 52% in the first half of the year) and Energy Future Holdings (TXU), as well as an overweight to Sensus and CrownRock Finance. Key detractors to investment performance, by issuer, included Smile Brands, Nine West, and Crossmark Holdings.

Portfolio Activity and Positioning

Over the past six months, BSL reduced its exposure to retail and healthcare and pharmaceuticals, and increased its exposure to energy, oil and gas and banking, finance, insurance, and real estate companies. The Fund maintained a minimal cash balance throughout the period and increased its allocation into second lien loans, selectively increasing its Caa-rated assets. BSL continued to recover some of the portfolio loan spread lost last year, increasing the average loan spread 49 basis points and its average high yield bond coupon 41 bps from the end of 2014.

As of June 30, 2015, the Fund held over 93% of its Managed Assets in bank loans and around 5% in high yield bonds. BSL’s investments represented the obligations of 175 companies diversified across 27 distinct industries, with an average position size representing 0.50% of Managed Assets and the top five industry groups representing 42% of total holdings of the Fund. High Tech Industries, Services-Business, and Healthcare and Pharmaceuticals represent the Fund’s top industry weightings.

[1]	Average discount and peer group per Morningstar.
[2]	Industries per the Global Industry Classification Standard.

Semi-Annual Report | June 30, 2015	3

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary
June 30, 2015 (Unaudited)

BSL’s Portfolio Composition

BSL’s Moody’s Rating Distribution**

**	For more information on Moody’s ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics

Weighted Average Loan Spread^	5.65%
Weighted Average Bond Coupon	8.11%
Current Dividend Yield†	6.29%
Weighted Average Days to Reset	68
Effective Duration*	0.39
Average Position**	0.50%
Leverage**	33.33%

^	Spread over LIBOR inclusive of LIBOR floors.
†	Using current dividend rate of $0.090/share and market price/share as of June 30, 2015.
*	Loan durations are treated as 3 months because of LIBOR resets, however, the effective rate for loans with LIBOR floors will not change if LIBOR is below the floor.
**	As a percentage of Managed Assets.

Top 10 Holdings*

Avaya Inc, Senior Secured First Lien Term B-7 Loan	2.52%
Aspect Software Inc, Senior Secured First Lien Tranche B Term Loan	1.55%
US Foods Inc, Senior Secured First Lien Incremental Term Loan	1.47%
Sensus USA Inc, Senior Secured Second Lien Term Loan	1.33%
Crossmark Holdings Inc, Senior Secured First Lien Term Loan	1.33%
Compuware Corporation, Senior Secured Second Lien Term Loan	1.23%
SESAC Holdco II LLC, Senior Secured First Lien Term Loan	1.20%
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan	1.11%
Bway Holding Company, Senior Secured First Lien Initial Term Loan	1.08%
Sheridan Investment Partners I LLC, Senior Secured First Lien Tranche B-2 Term Loan	1.08%
Top 10 Holdings	13.90%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
High Tech Industries	14.58%
Services - Business	9.12%
Healthcare and Pharmaceuticals	6.41%
Banking, Finance, Insurance and Real Estate	6.18%
Energy, Oil and Gas	6.18%

BSL Total Return

	3 Month	6 Month	1 Year	3 Year†	5 Year†	Since Inception†
NAV	0.78%	4.26%	2.22%	5.31%	6.21%	6.02%
Market Price	1.09%	5.83%	2.34%	3.48%	3.87%	3.80%
S&P/LSTA Leveraged Loan Index	0.69%	2.83%	1.82%	4.88%	5.47%	5.30%

* As a percentage of Managed Assets. † Annualized. ^ Industries per S&P.

4	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary
June 30, 2015 (Unaudited)

Fund Overview

Blackstone /GSO Long Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in first-and second-lien secured floating rate loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds. BGX may use financial leverage and derivatives in employing its long strategy for up to a total of 150% of net assets.

Portfolio Management Commentary

Fund Performance

BGX outperformed a composite weighting of the S&P LLI and the Barclays HYI (70% loans, 30% high yield bonds) on a NAV per share basis for the periods of three months, six months, one year, three years, and the life of the Fund since inception. The share price of BGX outperformed its benchmark for the period of six month, though it underperformed over the periods of three months, three years, and the life of the Fund since inception due to market value fluctuations. The shares of the Fund traded at an average discount to NAV of -11.9% for the last six months ending June 30, compared to its peer group average discount of -10.9% over the same time.1

NAV Performance Factors2

The Fund’s over-allocation to hotels, restaurants & leisure (7.8% versus the benchmark of 7.0%) and diversified utilities (6.3% versus 3.7%) and an under-allocation to health care providers (6.3% versus 8.2%) were the top contributors to performance through the first half of 2015. Conversely, the Fund’s over-allocation to commercial services & supplies (7.7% versus 5.8%) and under-allocation to both diversified financial services (1.5% versus 3.7%) and wireless telecom (0.0% versus 1.6%) weakened investment performance for the first six months of this year. Oil & gas, which comprised 9.0% of the portfolio versus a benchmark weighting of 6.4%, performed well, driven primarily by strong credit selection within the space as well as commodity price tailwinds over the period. Notable contributors to performance, by issuer, included the Fund’s full underweight to TXU, an overweight to Scientific Games and Monitronics, and an underweight to PDC Energy. Key detractors to investment performance included an overweight to Alta Mesa Holdings, Smile Brands, and Comstock Resources.

Portfolio Activity and Positioning

Over the six months, BGX reduced its exposure to retail, and energy, oil and gas, and increased its exposure to business services and banking and finance companies. The Fund’s cash balance remained stable throughout the period, and the Fund allocated more of its portfolio to high yield bonds through a reduction of its holdings of Secured Loans. BGX selectively increased its exposure to lower rated assets. The portfolio average loan spread increased 75 basis points and the average high yield bond coupon increased 37 basis points from the end of 2014.

As of June 30, 2015, 73% of BGX’s assets were invested in Secured Loans and 23% were invested in high yield bonds. The Fund also held two positions totaling 2% in the Ba3 rated tranche of collateralized loan obligations. In the aggregate, BGX’s positions represent the direct obligations of 185 companies diversified across 28 distinct industries, with an average position representing 0.46% of Managed Assets. The top five industry groups represented 44% of total holdings of the Fund.

[1]	Average discount and peer group per Morningstar.
[2]	Industries per the Global Industry Classification Standard.

Semi-Annual Report | June 30, 2015	5

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary
June 30, 2015 (Unaudited)

BGX’s Portfolio Composition

BGX’s Moody’s Rating Distribution**

**	For more information on Moody’s ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics

Weighted Average Loan Spread^	6.05%
Weighted Average Bond Coupon	8.67%
Current Dividend Yield†	7.59%
Weighted Average Days to Reset on Loans	65.00
Effective Duration*	1.02
Average Position**	0.46%
Leverage**	32.06%

^	Spread over LIBOR inclusive of LIBOR floors
†	Using current dividend rate of $0.098/share and market price/share as of June 30, 2015.
*	Loan durations are treated as 3 months because of LIBOR resets, however, the effective rate for loans with LIBOR floors will not change if LIBOR is below the floor.
**	As a percentage of Managed Assets.

Top 10 Holdings*

Avaya Inc, Senior Secured Bond	1.74%
Aspect Software Inc, Senior Secured First Lien Tranche B Term Loan	1.49%
Compuware Corporation, Senior Secured First Lien Tranche B-2 Term Loan	1.45%
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan	1.44%
Scientific Games Corp, Senior Secured Bond	1.41%
Panda Sherman Power LLC, Senior Secured First Lien Term Loan	1.40%
US Foods Inc, Senior Secured First Lien Incremental Term Loan	1.30%
Air Canada, Senior Unsecured Bond	1.27%
Symphony Ltd, Senior Secured Collateralized Loan Obligation	1.25%
Monitronics International Inc, Senior Unsecured Bond	1.22%
Top 10 Holdings	13.97%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
High Tech Industries	12.46%
Services - Business	9.94%
Energy, Oil and Gas	7.74%
Banking, Finance, Insurance and Real Estate	7.53%
Healthcare and Pharmaceuticals	6.27%

BGX Total Return

	3 Month	6 Month	1 Year	3 Years†	Since Inception†
NAV	1.80%	4.97%	1.78%	6.22%	5.82%
Market Price	-2.25%	3.48%	-6.09%	1.67%	1.21%
70% S&P/LSTA Leveraged Loan Index & 30% Barclays US High Yield Index	0.88%	3.15%	1.56%	5.61%	5.14%

* As a percentage of Managed Assets. † Annualized. ^ Industries per S&P.

6	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Fund Summary
June 30, 2015 (Unaudited)

Fund Overview

Blackstone /GSO Strategic Credit Fund (“BGB” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB invests primarily in a diversified portfolios or loans and other fixed income instruments of predominantly US Corporate issuers, including first-and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Portfolio Management Commentary

Fund Performance

BGB outperformed a composite weighting of the S&P LLI and the Barclays HYI (75% loans, 25% high yield bonds) on a NAV per share basis for the periods of three months, six months, one year, and the life of the Fund since inception. On a share price basis, the Fund underperformed its benchmark over those periods due to market value fluctuations. The shares of the Fund traded at an average discount to NAV of -12.2% for the last six months ending June 30, compared to its peer group average discount of -10.9% over the same time.1

NAV Performance Factors2

The Fund’s over-allocation to diversified utilities (5.2% versus the benchmark of 4.0%) and under-allocation to health care providers (6.8% versus 8.3%) were the top contributors to performance throughout the first half of 2015. Conversely, the Fund’s under-allocation to diversified financial services (0.8% versus 3.6%) and leisure equipment & products (0.7% versus 2.8%), and over-allocation to commercial services & supplies (7.8% versus 6.2%) weakened investment performance for the first half of the year. Oil & gas, which comprised 9.4% of the portfolio versus a benchmark weighting of 6.0%, was the second best performing industry for the Fund, driven primarily by strong credit selection within the space as well as commodity price tailwinds over the first half of the year. Notable contributors to performance, by issuer, included the Fund’s full underweight to Millennium Laboratories and TXU, as well as an overweight to Scientific Games and Jupiter Resources. Key detractors to investment performance included an overweight to Alta Mesa Holdings, Smile Brands, and York Risk Services.

Portfolio Activity and Positioning

Over the past six months, BGB decreased its exposure to retail, and healthcare and pharmaceuticals and increased its exposure to business services. The Fund’s cash balance remained relatively stable throughout the period. BGB allocated more of its portfolio to second-lien loans and high yield bonds by reducing its holdings of Senior Secured Loans and selectively increasing its Caa-rated assets. The portfolio average loan spread increased by 60 basis points and the average high yield bond coupon increased by 57 basis points from the end of 2014.

As of June 30, 2015, approximately 65% of BGB’s assets were invested in Senior Secured Loans and 32% were invested in high yield bonds. In the aggregate, BGB’s investments represent the direct obligations of 247 companies diversified across 30 distinct industries, with an average position representing 0.34% of Managed Assets. The top five industry groups represented 43% of total holdings of the Fund.

[1]	Average discount and peer group per Morningstar.
[2]	Industries per the Global Industry Classification Standard.

Semi-Annual Report | June 30, 2015	7

Blackstone / GSO Strategic Credit Fund	Fund Summary
June 30, 2015 (Unaudited)

BGB’s Portfolio Composition

BGB’s Moody’s Rating Distribution**

**	For more information on Moody’s ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics

Weighted Average Loan Spread^	5.93%
Weighted Average Bond Coupon	8.40%
Weighted Average Days to Reset	65.00
Current Dividend Yield†	8.06%
Effective Duration*	1.34
Average Position**	0.34%
Leverage**	33.00%

^	Spread over LIBOR inclusive of LIBOR floors.
†	Using current dividend rate of $0.105/share and market price/share as of June 30, 2015.
*	Loan durations are treated as 3 months because of LIBOR resets, however, the effective rate for loans with LIBOR floors will not change if LIBOR is below the floor.
**	As a percentage of Managed Assets.

Top 10 Holdings*

Avaya Inc, Senior Secured Bond	1.37%
Aspect Software Inc, Senior Secured First Lien Tranche B Term Loan	1.29%
Coveris Holdings SA, Senior Unsecured Bond	1.24%
Palace Entertainment Holdings LLC, Senior Secured Bond	1.08%
Monitronics International Inc, Senior Unsecured Bond	1.08%
Air Canada, Senior Unsecured Bond	1.06%
TTM Technologies Inc, Senior Secured First Lien Term B Loan	1.00%
PriSo Acq Corp / Bldng Pro, Senior Unsecured Bond	0.98%
Modular Space Corp, Senior Secured Bond	0.92%
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan	0.91%
Top 10 Holdings	10.93%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
High Tech Industries	12.89%
Energy, Oil and Gas	9.63%
Services - Business	7.77%
Retail	6.61%
Banking, Finance, Insurance and Real Estate	6.27%

BGB Total Return

	3 Month	6 Month	1 Year	Since Inception†
NAV	1.30%	5.02%	2.18%	5.61%
Market Price	-1.49%	-1.38%	-5.03%	-1.62%
75% S&P/LSTA Leveraged Loan Index & 25% Barclays US High Yield Index	0.85%	3.09%	1.61%	4.61%

*	As a percentage of Managed Assets.
†	Annualized.
^	Industries per S&P.

8	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 139.69%
Aerospace and Defense - 3.58%
DAE Aviation Holdings Inc, Senior Secured First Lien Replacement Tranche B-1 Term Loan, 6.250%, 11/02/2018	$960,627	$963,269
Landmark Aviation FBO Canada Inc, Senior Secured First Lien 2013 Specified Refinancing Canadian Term Loan, 4.750%, 10/25/2019	93,055	92,590
LM US Member LLC, Senior Secured First Lien 2013 Specified Refinancing US Term Loan, 4.750%, 10/25/2019	2,344,642	2,332,918
LM US Member LLC, Senior Secured Second Lien 2014 Specified Refinancing Term Loan, 8.250%, 01/25/2021	1,021,739	1,017,479
PRV Aerospace LLC, Senior Secured First Lien Term Loan, L+5.25%, 05/09/2018(b)	3,310,602	3,276,122
Standard Aero Limited, Senior Secured First Lien Replacement Tranche B-2 Term Loan, 6.250%, 11/02/2018	434,131	435,325
TurboCombustor Technology Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 12/02/2020	1,846,875	1,833,023

		9,950,726

Automotive - 1.87%
American Tire Distributors Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 09/01/2021	600,985	607,373
Dealer Tire LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	687,788	695,168
Mitchell International Inc, Senior Secured Second Lien Term Loan, 8.500%, 10/11/2021	3,895,978	3,900,848

		5,203,389

Banking, Finance, Insurance and Real Estate - 9.04%
Acrisure LLC, Senior Secured First Lien Delayed Draw Term Loan, 5.250%, 05/19/2022	80,311	80,210
Acrisure LLC, Senior Secured First Lien Term B Loan, 5.250%, 05/19/2022	731,719	730,805
Alliant Holdings I LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 12/20/2019	2,842,799	2,853,460
AmWins Group LLC, Senior Secured First Lien New Term Loan, 5.250%, 09/06/2019	2,653,467	2,681,328
AssuredPartners Capital Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 04/02/2021	1,561,972	1,565,885
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 03/03/2021	2,425,532	2,470,259
Confie Seguros Holding II Co, Senior Secured First Lien Term B Loan, L+4.50%, 11/09/2018(b)	674,157	675,843
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	3,841,105	3,773,886
DTZ US Borrower LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 11/04/2021	4,353,125	4,380,354
HUB International Ltd, Senior Secured First Lien Initial Term Loan, 4.000%, 10/02/2020	1,387,147	1,378,914
Opal Acquisition Inc, Senior Secured First Lien Term B Loan, 5.000%, 11/27/2020	1,557,667	1,535,767
Victory Capital Operating LLC, Senior Secured First Initial Term Loan, 7.000%, 10/29/2021	1,047,619	1,048,928
York Risk Services Holding Corp (Onex York Finance LP), Senior Secured First Lien Initial Term Loan, 4.750%, 10/01/2021	1,994,975	1,957,569

		25,133,208

Beverage, Food and Tobacco - 5.67%
AdvancePierre Foods Inc, Senior Secured Second Lien Term Loan, 9.500%, 10/10/2017	2,160,000	2,195,100
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.000%, 02/15/2021	2,704,891	2,638,391
Fairway Group Acquisition Company, Senior Secured First Lien Term Loan, 5.000%, 08/17/2018	966,784	899,110
Supervalu Inc, Senior Secured First Lien New Term Loan, 4.500%, 03/21/2019	2,892,564	2,901,777
US Foods Inc, Senior Secured First Lien Incremental Term Loan, 4.500%, 03/29/2019	6,123,954	6,141,377
Winebow Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 07/01/2021	994,975	989,070

		15,764,825

Capital Equipment - 3.17%
LTI Holdings Inc, Senior Secured First Lien Term Loan, 5.250%, 04/18/2022	3,000,000	3,012,495
Sensus USA Inc, Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	5,594,538	5,566,565

Semi-Annual Report | June 30, 2015	9

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

Capital Equipment (continued)
Unifrax I LLC, Senior Secured First Lien New Term Dollar Loan, 4.250%, 11/28/2018	$240,516	$240,396

		8,819,456

Chemicals, Plastics and Rubber - 4.86%
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 08/02/2021	3,067,727	3,070,611
Nexeo Solutions LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 09/08/2017	3,191,667	3,152,760
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan, 4.750%, 11/15/2018	3,012,577	3,020,123
Royal Holdings Inc, Senior Secured First Lien Initial Term Loan, L+3.50%, 06/20/2022(b)	1,340,034	1,342,821
Solenis International LP, Senior Secured First Lien Initial Dollar Term Loan, 4.250%, 07/31/2021	435,307	434,221
Tekni-Plex Inc, Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 06/01/2022	745,342	746,926
Tekni-Plex Inc, Senior Seucred Second Lien Initial Term Loan, 8.750%, 06/01/2023	1,730,769	1,738,341

		13,505,803

Construction and Building - 4.00%
Jeld-Wen Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 10/15/2021	2,653,333	2,665,777
Jeld-Wen Inc, Senior Secured First Lien Term B-1 Loan, L+4.00%, 07/01/2022(b)	977,011	979,454
Priso Acquisition Corporation, Senior Secured First Lien Initial Term Loan, 4.500%, 05/09/2022	1,382,488	1,373,848
SRS Distribution Inc, Senior Secured First Lien Term Loan, 4.750%, 09/02/2019	2,114,737	2,127,954
Stardust Finance Holdings Inc, Senior Secured First Lien Term Loan, 6.500%, 03/14/2022	3,972,802	3,983,985

		11,131,018

Consumer Goods Durable - 1.76%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	1,043,932	1,026,535
Hercules Achievement Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/13/2021	1,860,938	1,876,058
MModal LLC, Senior Secured First Lien Term B Loan, 9.000%, 01/31/2020	2,141,732	1,973,734

		4,876,327

Consumer Goods Non Durable - 3.44%
FGI Operating Company LLC, Senior Secured First Lien Term B Loan, 5.500%, 04/19/2019	3,979,573	3,790,543
Indra Holdings Corp, Senior Secured First Lien Initial Term Loan, 5.250%, 05/03/2021	997,481	967,557
Inmar Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 01/27/2021	4,410,000	4,364,511
New HB Acquisition LLC, Senior Secured First Lien Term B Loan, 6.750%, 04/09/2020	439,160	446,845

		9,569,456

Containers, Packaging and Glass - 5.13%
Bway Holding Company, Senior Secured First Lien Initial Term Loan, 5.500%, 08/14/2020	4,488,665	4,501,750
Charter Nex US Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 02/07/2022	350,000	352,403
Exopack Holdings SA, Senior Secured First Lien USD Term Loan, 4.500%, 05/08/2019	596,555	598,666
Multi Packaging Solutions Inc, Senior Secured First Lien Initial Dollar Tranche B Term Loan, 4.250%, 09/30/2020	3,051,969	3,048,154
Pelican Products Inc, Senior Secured First Lien New Term Loan, 5.250%, 04/10/2020	446,502	446,504
Polarpak Inc, Senior Secured First Lien Canadian Borrower USD Term Loan, 4.500%, 06/08/2020	2,359,346	2,347,549
Reynolds Group Holdings Inc, Senior Secured First Lien Incremental US Term Loan, 4.500%, 12/01/2018	1,462,031	1,468,888
WNA Holdings Inc, Senior Secured First Lien USD Term Loan US Borrower, 4.500%, 06/08/2020	1,516,052	1,508,471

		14,272,385

10	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

Energy Electricity - 1.01%
La Frontera Generation LLC, Senior Secured First Lien Term Loan, 4.500%, 09/30/2020	$2,809,046	$2,793,245

Energy, Oil and Gas - 7.98%
American Energy Marcellus LLC, Senior Secured First Lien Term Loan, 5.250%, 08/04/2020	1,481,481	1,158,341
CITGO Holding Inc, Senior Secured First Lien Term Loan, L+8.50%, 05/12/2018(b)	3,855,302	3,878,434
Crestwood Holdings LLC, Senior Secured First Lien Tranche B-1 Term Loan, 7.000%, 06/19/2019	2,477,314	2,458,734
Drillships Ocean Ventures Inc, Senior Secured First Lien Term Loan, 5.500%, 07/26/2021	999,907	854,920
Jonah Energy Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 05/12/2021	2,000,000	1,907,500
Penn Products Terminals LLC, Senior Secured First Lien Tranche B Term Loan, 4.750%, 04/13/2022	997,500	1,001,555
Sheridan Investment Partners I LLC, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	5,084,797	4,491,554
Sheridan Production Partners I-A LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	673,777	595,167
Sheridan Production Partners I-M LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	411,547	363,532
Templar Energy LLC, Senior Secured Second Lien Term Loan, 8.500%, 11/25/2020	3,000,000	2,218,500
Utex Industries Inc, Senior Secured First Lien New Initial Term Loan, 5.000%, 05/24/2021	1,903,846	1,767,007
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	1,633,214	1,486,225

		22,181,469

Environmental Industries - 0.95%
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	2,046,234	2,058,174
Infiltrator Water Technologies LLC, Senior Secured First Lien Term Loan, 5.250%, 05/27/2022	571,429	575,474

		2,633,648

Forest Products and Paper - 0.14%
W/S Packaging Group Inc, Senior Secured First Lien Term Loan, 5.000%, 08/09/2019	404,095	387,931

Healthcare and Pharmaceuticals - 8.71%
Accellent Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 03/12/2021	2,408,537	2,398,505
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 6.000%, 04/01/2022	1,991,597	2,001,555
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Term Loan, L+4.25%, 12/01/2021(b)	252,177	253,438
Curo Health Services Holding Inc, Senior Secured First Lien Term B Loan, 6.500%, 02/07/2022	1,425,000	1,438,366
Devix Topco - Prescrix Inc, Senior Secured First Lien Term B Loan, 4.250%, 05/03/2021	264,000	264,660
Genoa a QoL Healthcare Company LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 04/29/2022	1,345,324	1,347,005
Medpace Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 04/01/2021	976,033	979,390
National Mentor Holdings Inc, Senior Secured First Lien Initial Tranche B Term Loan, 4.250%, 01/29/2021	1,074,482	1,072,806
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, 9.500%, 12/09/2019	4,628,218	4,610,863
Phillips-Medisize Corporation, Senior Secured First Lien Initial Term Loan, 4.750%, 06/16/2021	2,331,329	2,337,892
Physio-Control International Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 06/06/2022	1,506,276	1,515,698
Progressive Solutions LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 10/22/2020	1,561,225	1,567,079
Progressive Solutions LLC, Senior Secured Second Lien Initial Term Loan, 9.500%, 10/22/2021	1,000,000	1,000,000
Smile Brands Group Inc, Senior Secured First Lien Term B Loan, 7.500%, 08/16/2019	3,985,156	2,749,757
Surgery Center Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 11/03/2020	678,409	679,681

		24,216,695

Semi-Annual Report | June 30, 2015	11

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

High Tech Industries - 21.87%
Ascend Learning LLC, Senior Secured First Lien Term Loan, 6.000%, 07/31/2019	$430,583	$432,400
Aspect Software Inc, Senior Secured First Lien Tranche B Term Loan, Series 28, L+5.50%, 05/07/2016(b)	6,500,275	6,451,523
Blackboard Inc, Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	1,421,429	1,418,230
Blue Coat Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 05/20/2022	1,780,415	1,779,303
BMC Software Finance Inc, Senior Secured First Lien Term B-3 Loan, 5.000%, 09/10/2020	3,892,328	3,675,214
Compuware Corporation, Senior Secured Second Lien Term Loan, 9.250%, 12/09/2022	5,500,000	5,147,093
Epicor Software Corporation, Senior Secured First Lien Term Loan, 4.750%, 06/01/2022	2,862,745	2,860,441
Freescale Semiconductor Inc, Senior Secured First Lien Tranche B-4 Term Loan, 4.250%, 02/28/2020	980,062	981,762
Hyland Software Inc, Senior Secured First Lien Term Loan, L+3.75%, 07/01/2022(b)	200,428	200,929
Italics Merger Sub Inc, Senior Secured First Lien USD Term Loan, L+3.50%, 06/03/2022(b)	3,245,570	3,244,563
Lattice Semiconductor Corporation, Senior Secured First Lien Term Loan, 5.250%, 03/05/2021	2,422,500	2,431,584
MA FinanceCo LLC, Senior Secured First Lien Initial Tranche B Term Loan, 5.250%, 11/19/2021	3,518,949	3,530,562
MSC Software Corporation, Senior Secured Second Lien Term Loan, 8.500%, 05/31/2021	1,500,000	1,473,750
P2 Upstream Acquisition Co, Senior Secured First Lien Term Loan, 5.000%, 10/30/2020	2,814,286	2,767,386
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	2,700,000	2,707,601
Peak 10 Inc, Senior Secured Second Lien Initial Term Loan, 8.250%, 06/17/2022	875,000	835,625
ProQuest LLC, Senior Secured First Lien Initial Term Loan, 5.250%, 10/24/2021	1,790,989	1,801,072
Ship Luxco 3 Sarl - WorldPay US Finance LLC, Senior Secured First Lien Facility B2A-II Term Loan, 5.250%, 11/29/2019	1,522,144	1,529,991
Sungard Availability Services Capital Inc, Senior Secured First Lien Tranche B Term Loan, 6.000%, 03/29/2019	2,227,874	2,055,214
Tech Finance & Co SCA, Senior Secured First Lien US Term Loan, 5.000%, 07/13/2020	3,155,490	3,168,649
Telx Group Inc (The), Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2020	1,980,000	1,975,050
TIBCO Software Inc, Senior Secured First Lien Term Loan, L+5.50%, 12/04/2020(b)	1,733,602	1,735,769
TTM Technologies Inc, Senior Secured First Lien Term B Loan, 6.000%, 05/31/2021	4,055,838	4,005,140
Vertafore Inc, Senior Secured First Lien New Term Loan, 4.250%, 10/03/2019	1,548,906	1,550,455
Vertafore Inc, Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	3,000,000	3,032,505

		60,791,811

Hotels, Gaming and Leisure - 6.21%
Alpha Topco Limited - Delta 2 (Lux) Sarl, Senior Secured Second Lien Term Loan, 7.750%, 07/29/2022	3,812,600	3,816,565
Caesars Entertainment Operating Company, Senior Secured First Lien Term B-5-B Loan, 6.500%, 03/01/2017(c)	2,619,508	2,334,139
Caesars Entertainment Operating Company, Senior Secured First Lien Term B-6-B Loan, 11.000%, 03/01/2017(c)	867,795	780,022
Caesars Entertainment Resort Properties LLC, Senior Secured First Lien Term B Loan, 7.000%, 10/12/2020	4,077,442	3,720,666
Corner Investment Propco LLC, Senior Secured First Lien Term B Loan, 11.000%, 11/04/2019	1,987,199	1,997,135
Scientific Games International Inc, Senior Secured First Lien B-2 Term Loan, 6.000%, 10/01/2021	2,759,244	2,761,327
SMG, Senior Secured First Lien Term Loan, 4.500%, 02/27/2020	1,858,510	1,859,671

		17,269,525

Media Advertising, Printing and Publishing - 1.78%
Penton Media Inc, Senior Secured First Lien Term B-1 Loan, 5.000%, 10/03/2019	2,079,703	2,092,711
Southern Graphics Inc, Senior Secured First Lien New Term Loan, 4.250%, 10/17/2019	2,852,083	2,853,866

		4,946,577

Media Broadcasting and Subscription - 3.92%
Altice Financing SA, Senior Secured First Lien Dollar Denominated Tranche Loan, 5.250%, 02/04/2022	1,424,148	1,434,238

12	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

Media Broadcasting and Subscription (continued)
Sable International Finance Ltd, Senior Secured First Lien Term Loan, 5.500%, 04/28/2017	$1,461,769	$1,463,596
Sable International Finance Ltd, Senior Unsecured First Lien Term Loan, 6.500%, 04/28/2017	1,666,667	1,675,000
SESAC Holdco II LLC, Senior Secured First Lien Term Loan, 5.250%, 02/08/2019	4,987,527	4,999,996
Univision Communications Inc., Senior Secured First Lien 2013 Incremental Term Loan, 4.000%, 03/01/2020	1,342,079	1,334,296

		10,907,126

Media Diversified and Production - 0.43%
CDS US Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, L+4.00%, 07/08/2022(b)	1,184,211	1,185,691

Metals and Mining - 2.33%
Arch Coal Inc, Senior Secured First Lien Term Loan, 6.250%, 05/16/2018	2,474,548	1,706,288
McJunkin Red Man Corporation, Senior Secured First Lien 2013 Term Loan, 5.000%, 11/08/2019	877,165	871,867
Murray Energy Corporation, Senior Secured First Lien Term B-1 Loan, 7.000%, 04/17/2017	2,615,385	2,605,577
Murray Energy Corporation, Senior Secured First Lien Term B-2 Loan, 7.500%, 04/16/2020	1,379,310	1,282,538

		6,466,270

Retail - 7.29%
Albertson’s LLC, Senior Secured First Lien Term B-2 Loan, 5.375%, 03/21/2019	979,619	984,704
DBP Holding Corp, Senior Secured First Lien Initial Term Loan, 5.000%, 10/11/2019	3,246,234	3,120,442
Jill Acquisition LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 05/09/2022	1,286,486	1,286,487
Neiman Marcus Group Ltd LLC, Senior Secured First Lien Other Term Loan, 4.250%, 10/26/2020	1,747,636	1,739,789
New Albertson’s Inc, Senior Secured First Lien Term B Loan, 4.750%, 06/28/2021	1,320,130	1,324,255
Nine West Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	2,178,000	1,916,640
Payless Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 03/11/2021	1,989,407	1,893,249
Spencer Gifts LLC, Senior Secured First Lien Term B-1 Loan, 5.250%, 07/16/2021	3,989,950	3,992,443
Sports Authority (The), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	4,611,833	4,015,177

		20,273,186

Services - Business - 13.66%
Alix Partners LLP, Senior Secured Second Lien 2013 Recapitalization Term Loan, 9.000%, 07/12/2021	2,650,000	2,679,813
BarBri Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 07/17/2019	2,895,953	2,722,196
Carecore National LLC, Senior Secured First Lien Term Loan, 5.500%, 03/05/2021	3,168,246	3,184,087
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, L+3.50%, 12/20/2019(b)	6,151,181	5,545,290
eResearch Technology Inc, Senior Secured First Lien Term Loan, 5.500%, 05/08/2022	1,777,778	1,775,004
FHC Health Systems Inc, Senior Secured First Lien Initial Term Loan, L+4.00%, 12/23/2021(b)	1,564,706	1,553,362
PGA Holdings Inc (Press Ganey), Senior Secured First Lien New Term Loan, 4.250%, 04/20/2018	1,211,423	1,212,944
Power Team Services LLC, Senior Secured First Lien Delayed Draw Term Loan, 4.250%, 05/06/2020	146,464	146,647
Power Team Services LLC, Senior Secured First Lien Initial Term Loan, 4.250%, 05/06/2020	2,729,054	2,732,465
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan, 6.750%, 02/28/2022	2,075,472	2,041,745
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Initial Term Loan, 6.750%, 02/28/2022	1,818,182	1,788,636
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 5.500%, 02/07/2019	2,353,386	2,362,211
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	1,783,339	1,788,537
Transaction Network Services, Senior Secured Second Lien Initial Term Loan, 9.000%, 08/14/2020	500,000	497,085
TravelCLICK Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 05/12/2021	1,231,755	1,230,985
TravelCLICK Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 11/08/2021	2,750,000	2,736,250

Semi-Annual Report | June 30, 2015	13

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

Services - Business (continued)
Truven Health Analytics Inc, Senior Secured First Lien New Tranche B Term Loan, 4.500%, 06/06/2019	$3,988,715	$3,978,743

		37,976,000

Services - Consumer - 3.02%
Learning Care Group (US) No. 2 Inc., Senior Secured First Lien Term Loan, 5.000%, 05/05/2021	1,466,667	1,474,454
Monitronics International Inc, Senior Secured First Lien Term B Facility Loan, 4.250%, 03/23/2018	634,643	636,230
Monitronics International Inc, Senior Secured First Lien Term B-1 Loan, 4.500%, 04/11/2022	771,713	775,452
Nord Anglia Education Finance LLC, Senior Secured First Lien Initial Term Loan, L+4.00%, 03/31/2021(b)	941,176	942,946
NVA Holdings Inc, Senior Secured First Lien Term Loan, 4.750%, 08/14/2021	455,991	457,322
NVA Holdings Inc, Senior Secured Second Lien Term Loan, 8.000%, 08/14/2022	652,088	654,533
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	1,385,965	1,370,955
Spin Holdco Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	2,074,881	2,070,990

		8,382,882

Telecommunications - 6.77%
Avaya Inc, Senior Secured First Lien Term B-7 Loan, 6.250%, 05/29/2020	10,840,370	10,507,408
ConvergeOne Holdings Corporation, Senior Secured First Lien Initial Term Loan, 6.000%, 06/17/2020	2,517,091	2,513,957
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	3,922,373	3,962,224
Nextgen Finance LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	1,980,000	1,841,400

		18,824,989

Transportation Consumer - 1.99%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	4,292,979	4,223,218
Sabre Inc, Senior Secured First Lien Incremental Term Loan, 4.000%, 02/19/2019	1,317,443	1,318,682

		5,541,900

Utilities Electric - 9.11%
Atlantic Power Limited Partnership, Senior Secured First Lien Term Loan, 4.750%, 02/24/2021	924,050	927,806
Chief Power Finance LLC, Senior Secured First Lien Term B Advance Loan, 5.750%, 12/31/2020	1,638,780	1,646,974
Exgen Texas Power LLC, Senior Secured First Lien Term Loan, 5.750%, 09/20/2021	2,265,847	2,237,536
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, 8.250%, 12/19/2022	2,030,075	2,077,447
Moxie Patriot LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 6.750%, 12/18/2020	1,481,481	1,485,185
Panda Liberty LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 7.500%, 08/21/2020	3,470,588	3,479,265
Panda Sherman Power LLC, Senior Secured First Lien Term Loan, 9.000%, 09/14/2018	3,979,956	3,945,132
Panda Temple Power II LLC, Senior Secured First Lien Construction Term Loan, 7.250%, 04/03/2019	2,647,273	2,514,909
Pike Corporation, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	1,608,737	1,616,780
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	4,344,117	4,344,899
TPF II Power LLC, Senior Secured First Lien Term Loan, 5.500%, 10/02/2021	1,024,813	1,035,061

		25,310,994

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $393,658,664)		388,316,532

14	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

CORPORATE BONDS - 7.60%
Banking, Finance, Insurance and Real Estate - 0.23%
National Financial Partners Corp, Senior Unsecured Bond, 9.000%, 07/15/2021(d)	$650,000	$644,312

Consumer Goods Durable - 0.51%
Hillman Group Inc (The), Senior Unsecured Bond, 6.375%, 07/15/2022(d)	1,500,000	1,425,000

Containers, Packaging and Glass - 1.33%
Coveris Holdings SA, Senior Unsecured Bond, 7.875%, 11/01/2019(d)	3,700,000	3,700,000

Energy, Oil and Gas - 1.28%
Crownrock LP / Crownrock F, Senior Unsecured Bond, 7.125%, 04/15/2021(d)	1,500,000	1,560,000
Sanchez Energy Corp, Senior Unsecured Bond, 6.125%, 01/15/2023	950,000	855,000
Swift Energy Co, Senior Unsecured Bond, 7.125%, 06/01/2017	2,000,000	1,140,000

		3,555,000

Healthcare and Pharmaceuticals - 0.92%
Aurora Diagnostics Holdings LLC, Senior Unsecured Bond, 10.750%, 01/15/2018	500,000	420,000
JLL /Delta Dutch Pledgeco BV, Senior Unsecured Bond, 8.750%, 05/01/2020(d)(e)	2,100,000	2,136,750

		2,556,750

Media Broadcasting and Subscription - 0.51%
Entercom Radio LLC, Senior Unsecured Bond, 10.500%, 12/01/2019	1,300,000	1,400,750

Retail - 1.55%
Nine West Holdings Inc, Senior Unsecured Bond, 8.250%, 03/15/2019(d)	1,800,000	1,219,500
Petco Holdings Inc, Senior Unsecured Bond, 8.500%, 10/15/2017(d)(e)	3,000,000	3,090,000

		4,309,500

Services - Consumer - 0.35%
Monitronics International Inc, Senior Unsecured Bond, 9.125%, 04/01/2020	1,000,000	970,000

Telecommunications - 0.92%
Avaya Inc, Senior Secured Bond, 10.500%, 03/01/2021(d)	700,000	581,000
Intelsat Jackson Hldg, Senior Unsecured Bond, 7.250%, 10/15/2020	2,000,000	1,985,000

		2,566,000

TOTAL CORPORATE BONDS
(Cost $22,241,479)		21,127,312

	Shares	Market Value
COMMON STOCK - 0.15%
Consumer Goods Durable - 0.15%
New MMI Holdings Inc(f)	28,009	$420,135

TOTAL COMMON STOCK
(Cost $1,125,088)		420,135

Semi-Annual Report | June 30, 2015	15

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

Total Investments - 147.44%
(Cost $417,025,231)	$409,863,979

Assets in Excess of Other Liabilities - 2.56%	7,131,986

Leverage Facility - (50.00)%	(139,000,000)

Net Assets - 100.00%	$277,995,965

Amounts above are shown as a percentage of net assets as of June 30, 2015.

(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of June 30, 2015. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)	Security is currently in default and is therefore non-income producing.
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $14,356,562, which represents approximately 5.16% of net assets as of June 30, 2015.

(e)	Option to convert to pay-in-kind security.
(f)	Non-income producing security.

See Notes to Financial Statements.
16	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 106.74%
Aerospace and Defense - 3.73%
Camp International Holding Company, Senior Secured Second Lien 2013 Replacement Term Loan, 8.250%, 12/02/2019	$487,409	$489,846
DAE Aviation Holdings Inc, Senior Secured First Lien Replacement Tranche B-1 Term Loan, 6.250%, 11/02/2018	960,627	963,269
DAE Aviation Holdings Inc, Senior Secured Second Lien Initial Term Loan, 9.000%, 08/05/2019	1,500,000	1,512,503
Jazz Acquisition Inc, Senior Secured Second Lien Term Loan, 7.750%, 06/19/2022	1,732,833	1,685,180
Landmark Aviation FBO Canada Inc, Senior Secured First Lien 2013 Specified Refinancing Canadian Term Loan, 4.750%, 10/25/2019	62,037	61,727
LM US Member LLC, Senior Secured First Lien 2013 Specified Refinancing US Term Loan, 4.750%, 10/25/2019	1,563,094	1,555,279
Standard Aero Limited, Senior Secured First Lien Replacement Tranche B-2 Term Loan, 6.250%, 11/02/2018	434,131	435,325
TurboCombustor Technology Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 12/02/2020	1,846,875	1,833,023

		8,536,152

Automotive - 0.77%
American Tire Distributors Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 09/01/2021	450,739	455,530
Mitchell International Inc, Senior Secured Second Lien Term Loan, 8.500%, 10/11/2021	1,294,266	1,295,884

		1,751,414

Banking, Finance, Insurance and Real Estate - 6.04%
Acrisure LLC, Senior Secured First Lien Delayed Draw Term Loan, 5.250%, 05/19/2022	107,081	106,947
Acrisure LLC, Senior Secured First Lien Term B Loan, 5.250%, 05/19/2022	975,626	974,406
AmWins Group LLC, Senior Secured First Lien New Term Loan, 5.250%, 09/06/2019	1,990,100	2,010,996
AssuredPartners Capital Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 04/02/2021	1,041,315	1,043,924
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 03/03/2021	1,550,064	1,578,647
Confie Seguros Holding II Co, Senior Secured First Lien Term B Loan, L+4.50%, 11/09/2018(b)	505,618	506,882
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	1,791,378	1,760,029
DTZ US Borrower LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 11/04/2021	1,492,500	1,501,836
DTZ US Borrower LLC, Senior Secured Second Lien Initial Term Loan, 9.250%, 11/04/2022	1,956,522	1,966,304
HUB International Ltd, Senior Secured First Lien Initial Term Loan, 4.000%, 10/02/2020	693,574	689,457
Opal Acquisition Inc, Senior Secured First Lien Term B Loan, 5.000%, 11/27/2020	256,611	253,003
TransFirst Inc, Senior Secured First Lien Term B-1 Loan, 4.750%, 11/12/2021	640,296	640,498
Victory Capital Operating LLC, Senior Secured First Initial Term Loan, 7.000%, 10/29/2021	785,714	786,696

		13,819,625

Beverage, Food and Tobacco - 4.23%
AdvancePierre Foods Inc, Senior Secured Second Lien Term Loan, 9.500%, 10/10/2017	2,500,000	2,540,625
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.000%, 02/15/2021	2,028,668	1,978,793
US Foods Inc, Senior Secured First Lien Incremental Term Loan, 4.500%, 03/29/2019	4,374,253	4,386,698
Winebow Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 07/01/2021	113,359	112,686
Winebow Holdings Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 01/02/2022	693,642	669,364

		9,688,166

Capital Equipment - 1.72%
Sensus USA Inc, Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	3,714,286	3,695,714
Unifrax I LLC, Senior Secured First Lien New Term Dollar Loan, 4.250%, 11/28/2018	240,516	240,396

		3,936,110

Semi-Annual Report | June 30, 2015	17

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

Chemicals, Plastics and Rubber - 4.45%
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 08/02/2021	$721,818	$722,497
Emerald Performance Materials LLC, Senior Secured Second Lien Term Loan, 7.750%, 08/01/2022	1,500,000	1,495,620
Nexeo Solutions LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 09/08/2017	1,571,282	1,552,128
Nexeo Solutions LLC, Senior Secured First Lien Term B-3 Loan, 5.000%, 09/11/2017	917,931	907,035
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan, 4.750%, 11/15/2018	2,515,326	2,521,626
Royal Holdings Inc, Senior Secured First Lien Initial Term Loan, L+3.50%, 06/20/2022(b)	1,046,901	1,049,079
Solenis International LP, Senior Secured First Lien Initial Dollar Term Loan, 4.250%, 07/31/2021	217,654	217,111
Tekni-Plex Inc, Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 06/01/2022	559,006	560,194
Tekni-Plex Inc, Senior Seucred Second Lien Initial Term Loan, 8.750%, 06/01/2023	1,153,846	1,158,894

		10,184,184

Construction and Building - 3.46%
Jeld-Wen Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 10/15/2021	1,990,000	1,999,333
Jeld-Wen Inc, Senior Secured First Lien Term B-1 Loan, L+4.00%, 07/01/2022(b)	747,126	748,994
Priso Acquisition Corporation, Senior Secured First Lien Initial Term Loan, 4.500%, 05/09/2022	1,036,866	1,030,386
SRS Distribution Inc, Senior Secured First Lien Term Loan, 4.750%, 09/02/2019	1,134,737	1,141,829
Stardust Finance Holdings Inc, Senior Secured First Lien Term Loan, 6.500%, 03/14/2022	2,995,366	3,003,799

		7,924,341

Consumer Goods Durable - 2.76%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	2,705,618	2,660,529
Hercules Achievement Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/13/2021	1,865,625	1,880,783
Hillman Group Inc (The), Senior Secured First Lien Initial Term Loan, 4.500%, 06/30/2021	341,941	343,009
MModal LLC, Senior Secured First Lien Term B Loan, 9.000%, 01/31/2020	1,566,079	1,443,236

		6,327,557

Consumer Goods Non Durable - 0.83%
Inmar Inc, Senior Secured Second Lien Initial Term Loan, 8.000%, 01/27/2022	1,937,500	1,903,594

Containers, Packaging and Glass - 1.54%
Charter Nex US Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 02/07/2022	350,000	352,403
Exopack Holdings SA, Senior Secured First Lien USD Term Loan, 4.500%, 05/08/2019	596,555	598,666
Hilex Poly Co LLC, Senior Secured First Lien Term Loan, L+5.00%, 12/05/2021(b)	330,000	333,300
Multi Packaging Solutions Inc, Senior Secured First Lien Initial Dollar Tranche B Term Loan, 4.250%, 09/30/2020	1,388,440	1,386,704
Pelican Products Inc, Senior Secured First Lien New Term Loan, 5.250%, 04/10/2020	297,668	297,669
Pelican Products Inc, Senior Secured Second Lien Term Loan, 9.250%, 04/09/2021	562,500	559,688

		3,528,430

Energy, Oil and Gas - 7.34%
Blackbrush Oil & Gas LP, Senior Secured Second Lien Term Loan, 7.500%, 07/30/2021	1,327,434	1,232,854
Chief Exploration & Development LLC, Senior Secured Second Lien Term Loan, 7.500%, 05/16/2021	752,941	713,035
CITGO Holding Inc, Senior Secured First Lien Term Loan, L+8.50%, 05/12/2018(b)	2,199,457	2,212,654
Drillships Ocean Ventures Inc, Senior Secured First Lien Term Loan, 5.500%, 07/26/2021	1,999,813	1,709,841
EMG Utica LLC, Senior Secured First Lien Term Loan, 4.750%, 03/27/2020	2,313,033	2,263,881
Expro Finservices SARL, Senior Secured First Lien Initial Term Loan, 5.750%, 09/2/2021	1,989,975	1,766,411
Penn Products Terminals LLC, Senior Secured First Lien Tranche B Term Loan, 4.750%, 04/13/2022	748,125	751,166

18	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

Energy, Oil and Gas (continued)
Sheridan Investment Partners I LLC, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	$1,578,403	$1,394,251
Sheridan Investment Partners II LP, Senior Secured First Lien Term Loan, 4.250%, 12/16/2020	822,847	735,078
Sheridan Production Partners I-A LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	209,151	184,750
Sheridan Production Partners II-A LP, Senior Secured First Lien Term Loan, 4.250%, 12/16/2020	114,464	102,255
Sheridan Production Partners II-M LP, Senior Secured First Lien Term Loan, 4.250%, 12/16/2020	42,689	38,135
Sheridan Production Partners I-M LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	127,751	112,846
Stonewall Gas Gathering LLC, Senior Secured First Lien Term Loan, 8.750%, 01/28/2022	1,400,983	1,418,495
Utex Industries Inc, Senior Secured First Lien New Initial Term Loan, 5.000%, 05/24/2021	1,903,846	1,767,007
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	437,143	397,800

		16,800,459

Environmental Industries - 1.61%
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	2,046,234	2,058,174
Infiltrator Water Technologies LLC, Senior Secured First Lien Term Loan, 5.250%, 05/27/2022	428,571	431,606
Wastequip LLC, Senior Secured First Lien Term Loan, 5.500%, 08/09/2019	1,193,043	1,193,043

		3,682,823

Forest Products and Paper - 0.15%
W/S Packaging Group Inc, Senior Secured First Lien Term Loan, 5.000%, 08/09/2019	367,359	352,664

Healthcare and Pharmaceuticals - 7.87%
Accellent Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 03/12/2021	1,204,268	1,199,252
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 6.000%, 04/01/2022	1,493,697	1,501,166
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Term Loan, L+4.25%, 12/01/2021(b)	398,887	400,882
Genoa a QoL Healthcare Company LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 04/29/2022	1,258,993	1,260,566
Medpace Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 04/01/2021	650,688	652,927
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, 9.500%, 12/09/2019	4,858,403	4,840,184
Phillips-Medisize Corporation, Senior Secured First Lien Initial Term Loan, 4.750%, 06/16/2021	227,586	228,227
Physio-Control International Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 06/06/2022	1,317,992	1,326,236
Progressive Solutions LLC, Senior Secured Second Lien Initial Term Loan, 9.500%, 10/22/2021	2,000,000	2,000,000
Sage Products Holdings III LLC, Senior Secured Second Lien Initial Term Loan, 9.250%, 06/13/2020	150,943	152,830
Smile Brands Group Inc, Senior Secured First Lien Term B Loan, 7.500%, 08/16/2019	2,183,825	1,506,839
Surgery Center Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 11/03/2020	452,273	453,121
Surgery Center Holdings Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 11/03/2021	2,500,000	2,500,000

		18,022,230

High Tech Industries - 18.04%
Ascend Learning LLC, Senior Secured First Lien Term Loan, 6.000%, 07/31/2019	430,583	432,401
Ascend Learning LLC, Senior Secured Second Lien Term Loan, 9.500%, 11/30/2020	1,030,303	1,028,371
Aspect Software Inc, Senior Secured First Lien Tranche B Term Loan, Series 28, 7.250%, 05/07/2016	5,048,716	5,010,851
Blackboard Inc, Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	2,865,476	2,859,029

Semi-Annual Report | June 30, 2015	19

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

High Tech Industries (continued)
Blue Coat Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 05/20/2022	$1,335,312	$1,334,477
Compuware Corporation, Senior Secured First Lien Tranche B-2 Term Loan, 6.250%, 12/15/2021	4,982,481	4,878,173
EZE Software Group LLC, Senior Secured Second Lien Term Loan, 7.250%, 04/05/2021	470,905	461,487
Hyland Software Inc, Senior Secured Second Lien Term Loan, L+7.25%, 07/01/2023(b)	694,250	695,409
Italics Merger Sub Inc, Senior Secured First Lien USD Term Loan, L+3.50%, 06/03/2022(b)	1,234,177	1,233,795
Kronos Incorporated, Senior Secured Second Lien Initial Term Loan, L+8.50%, 04/30/2020(b)	3,000,000	3,101,250
Lattice Semiconductor Corporation, Senior Secured First Lien Term Loan, 5.250%, 03/05/2021	1,496,250	1,501,861
MA FinanceCo LLC, Senior Secured First Lien Initial Tranche B Term Loan, 5.250%, 11/19/2021	2,197,163	2,204,414
MSC Software Corporation, Senior Secured Second Lien Term Loan, 8.500%, 05/31/2021	2,595,833	2,550,406
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	990,000	992,787
Peak 10 Inc, Senior Secured Second Lien Initial Term Loan, 8.250%, 06/17/2022	1,875,000	1,790,625
ProQuest LLC, Senior Secured First Lien Initial Term Loan, 5.250%, 10/24/2021	1,790,989	1,801,072
Sungard Availability Services Capital Inc, Senior Secured First Lien Tranche B Term Loan, 6.000%, 03/29/2019	444,677	410,214
Tech Finance & Co SCA, Senior Secured First Lien US Term Loan, 5.000%, 07/13/2020	2,241,115	2,250,461
Telx Group Inc (The), Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2020	1,485,000	1,481,287
TIBCO Software Inc, Senior Secured First Lien Term Loan, L+5.50%, 12/04/2020(b)	1,300,202	1,301,827
TTM Technologies Inc, Senior Secured First Lien Term B Loan, 6.000%, 05/31/2021	2,991,117	2,953,728
Vertafore Inc, Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	1,000,000	1,010,835

		41,284,760

Hotels, Gaming and Leisure - 3.37%
Alpha Topco Limited - Delta 2 (Lux) Sarl, Senior Secured Second Lien Term Loan, 7.750%, 07/29/2022	2,717,400	2,720,226
Caesars Entertainment Resort Properties LLC, Senior Secured First Lien Term B Loan, 7.000%, 10/12/2020	2,082,505	1,900,286
Mood Media Corporation, Senior Secured First Lien Term Loan, 7.000%, 05/01/2019	1,276,092	1,246,588
Scientific Games International Inc, Senior Secured First Lien B-2 Term Loan, 6.000%, 10/01/2021	1,839,496	1,840,885

		7,707,985

Media Advertising, Printing and Publishing - 1.12%
Penton Media Inc, Senior Secured First Lien Term B-1 Loan, 5.000%, 10/03/2019	1,386,468	1,395,141
Southern Graphics Inc, Senior Secured First Lien New Term Loan, 4.250%, 10/17/2019	1,156,250	1,156,973

		2,552,114

Media Broadcasting and Subscription - 0.94%
Altice Financing SA, Senior Secured First Lien Dollar Denominated Tranche Loan, 5.250%, 02/04/2022	1,052,632	1,060,090
Sable International Finance Ltd, Senior Secured First Lien Term Loan, 5.500%, 04/28/2017	1,096,327	1,097,697

		2,157,787

Media Diversified and Production - 0.43%
CDS US Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, L+4.00%, 07/08/2022(b)	986,842	988,076

Metals and Mining - 1.70%
Arch Coal Inc, Senior Secured First Lien Term Loan, 6.250%, 05/16/2018	2,474,548	1,706,287
McJunkin Red Man Corporation, Senior Secured First Lien 2013 Term Loan, 5.000%, 11/08/2019	775,674	770,989
Murray Energy Corporation, Senior Secured First Lien Term B-1 Loan, 7.000%, 04/17/2017	461,538	459,808

20	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

Metals and Mining (continued)
Murray Energy Corporation, Senior Secured First Lien Term B-2 Loan, 7.500%, 04/16/2020	$1,034,483	$961,903

		3,898,987

Retail - 5.72%
Albertson’s LLC, Senior Secured First Lien Term B-4 Loan, 5.500%, 08/25/2021	1,530,709	1,540,207
DBP Holding Corp, Senior Secured First Lien Initial Term Loan, 5.000%, 10/11/2019	1,000,000	961,250
Jill Acquisition LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 05/09/2022	964,865	964,865
Men’s Wearhouse Inc (The), Senior Secured First Lien Tranche B-1 Term Loan, 5.000%, 06/18/2021	1,363,636	1,376,700
Nine West Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	792,000	696,960
Payless Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 03/11/2021	1,326,271	1,262,166
Payless Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 03/11/2022	2,000,000	1,813,330
Pier 1 Imports (US) Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/30/2021	2,062,500	2,048,743
Sports Authority (The), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	2,790,357	2,429,355

		13,093,576

Services - Business - 11.93%
Alix Partners LLP, Senior Secured Second Lien 2013 Recapitalization Term Loan, 9.000%, 07/12/2021	1,500,000	1,516,875
Carecore National LLC, Senior Secured First Lien Term Loan, 5.500%, 03/05/2021	687,089	690,525
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, L+3.50%, 12/20/2019(b)	3,352,306	3,022,104
Crossmark Holdings Inc, Senior Secured Second Lien Term Loan, 8.750%, 12/21/2020	1,500,000	1,226,250
eResearch Technology Inc, Senior Secured First Lien Term Loan, 5.500%, 05/08/2022	1,333,333	1,331,253
FHC Health Systems Inc, Senior Secured First Lien Initial Term Loan, L+4.00%, 12/23/2021(b)	3,043,842	3,021,774
Neff Rental LLC, Senior Secured Second Lien Closing Date Term Loan, 7.250%, 06/09/2021	3,207,309	3,189,284
Power Team Services LLC, Senior Secured First Lien Delayed Draw Term Loan, 4.250%, 05/06/2020	75,669	75,764
Power Team Services LLC, Senior Secured First Lien Initial Term Loan, 4.250%, 05/06/2020	1,409,944	1,411,706
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan, 6.750%, 02/28/2022	3,160,377	3,109,021
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 5.500%, 02/07/2019	1,568,924	1,574,808
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	1,188,892	1,192,358
Transaction Network Services, Senior Secured Second Lien Initial Term Loan, 9.000%, 08/14/2020	1,900,000	1,888,923
TravelCLICK Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 11/08/2021	3,000,000	2,985,000
Truven Health Analytics Inc, Senior Secured First Lien New Tranche B Term Loan, 4.500%, 06/06/2019	1,066,952	1,064,285

		27,299,930

Services - Consumer - 4.01%
California Pizza Kitchen Inc, Senior Secured First Lien Term Loan 5.250%, 03/29/2018	2,180,450	2,158,100
Monitronics International Inc, Senior Secured First Lien Term B Facility Loan, 4.250%, 03/23/2018	1,075,144	1,077,832
Monitronics International Inc, Senior Secured First Lien Term B-1 Loan, 4.500%, 04/11/2022	1,307,353	1,313,688
Nord Anglia Education Finance LLC, Senior Secured First Lien Initial Term Loan, L+4.00%, 03/31/2021(b)	705,882	707,209
NVA Holdings Inc, Senior Secured First Lien Term Loan, 4.750%, 08/14/2021	796,283	798,608
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	692,982	685,477
Spin Holdco Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	2,446,737	2,442,150

		9,183,064

Telecommunications - 2.34%
ConvergeOne Holdings Corporation, Senior Secured First Lien Initial Term Loan, 6.000%, 06/17/2020	1,788,932	1,786,705
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	1,710,656	1,728,036

Semi-Annual Report | June 30, 2015	21

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

Telecommunications (continued)
Nextgen Finance LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	$1,980,000	$1,841,400

		5,356,141

Transportation Consumer - 1.75%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	4,060,750	3,994,763

Utilities Electric - 7.75%
Astoria Energy LLC, Senior Secured First Lien Advance Term B Loan, 5.000%, 12/24/2021	547,103	551,890
Atlantic Power Limited Partnership, Senior Secured First Lien Term Loan, 4.750%, 02/24/2021	394,069	395,671
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, L+7.25%, 12/19/2022(b)	2,691,729	2,754,541
Moxie Patriot LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 6.750%, 12/18/2020	740,741	742,592
Panda Liberty LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 7.500%, 08/21/2020	1,470,588	1,474,265
Panda Sherman Power LLC, Senior Secured First Lien Term Loan, 9.000%, 09/14/2018	4,772,956	4,731,192
Panda Temple Power II LLC, Senior Secured First Lien Construction Term Loan, 7.250%, 04/03/2019	3,000,000	2,850,000
Pike Corporation, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	1,206,552	1,212,585
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	2,185,719	2,186,113
TPF II Power LLC, Senior Secured First Lien Term Loan, 5.500%, 10/02/2021	819,850	828,049

		17,726,898

Utilities, Oil & Gas - 1.14%
HFOTCO LLC, Senior Secured First Lien Tranche B Term Loan, 4.250%, 08/19/2021	2,706,818	2,598,546

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $247,249,240)		244,300,376

COLLATERALIZED LOAN OBLIGATIONS(a) - 2.85%
Banking, Finance, Insurance and Real Estate - 2.85%
Symphony Ltd, Senior Secured Collateralized Loan Obligation, Series 2014-14A, 4.870%, 07/14/2026(c)	4,700,000	4,226,457
Voya Ltd, Senior Secured Collateralized Loan Obligation, Series 2014-4A, 5.777%, 10/14/2026(c)	2,400,000	2,289,667

		6,516,124

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $6,500,392)		6,516,124

CORPORATE BONDS - 34.21%
Automotive - 0.90%
Omega US Sub LLC, Senior Unsecured Bond, 8.750%, 07/15/2023(c)	2,050,000	2,055,125

Banking, Finance, Insurance and Real Estate - 2.22%
HUB Holdings LLC, Senior Unsecured Bond, 8.125%, 07/15/2019(c)(d)	1,525,000	1,525,000
National Financial Partners Corp, Senior Unsecured Bond, 9.000%, 07/15/2021(c)	450,000	446,063
Onex York Acquisition Co, Senior Unsecured Bond, 8.500%, 10/01/2022(c)	3,500,000	3,097,500

		5,068,563

Beverage, Food and Tobacco - 1.63%
Alphabet Holding Co Inc, Senior Unsecured Bond, 7.750%, 11/01/2017(d)	1,327,000	1,330,317

22	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

Beverage, Food and Tobacco (continued)
PF Chang’s China Bistro Inc, Senior Unsecured Bond, 10.250%, 06/30/2020(c)	$2,300,000	$2,389,125

		3,719,442

Chemicals, Plastics and Rubber - 1.25%
INEOS Group Holding SA, Senior Secured Bond, 5.875%, 02/15/2019(c)	1,000,000	1,008,750
Sawgrass Merg Sub, Senior Secured Bond, 8.750%, 12/15/2020(c)	2,000,000	1,860,000

		2,868,750

Construction and Building - 0.55%
Zachry Holdings Inc, Senior Unsecured Bond, 7.500%, 02/01/2020(c)	1,250,000	1,250,000

Consumer Goods Durable - 0.88%
Hillman Group Inc (The), Senior Unsecured Bond, 6.375%, 07/15/2022(c)	1,000,000	950,000
Serta Simmons Holdings LLC, Senior Unsecured Bond, 8.125%, 10/01/2020(c)	1,000,000	1,060,000

		2,010,000

Consumer Goods Non Durable - 0.59%
Anna Merger Sub Inc, Senior Unsecured Bond, 7.750%, 10/01/2022(c)	1,345,000	1,358,450

Containers, Packaging and Glass - 1.57%
Bway Holding Company, Senior Unsecured Bond, 9.125%, 08/15/2021(c)	1,500,000	1,552,500
Coveris Holdings SA, Senior Secured Bond, 7.875%, 11/01/2019(c)	2,030,000	2,030,000

		3,582,500

Energy, Oil and Gas - 4.09%
Calumet Specialty Prod, Senior Unsecured Bond, 7.750%, 04/15/2023(c)	1,600,000	1,652,000
Compressco Partners, Senior Unsecured Bond, 7.250%, 08/15/2022(c)	500,000	480,000
Comstock Resources Inc, Senior Unsecured Bond:
7.750%, 04/01/2019	1,000,000	425,000
9.500%, 06/15/2020	2,000,000	855,000
Crownrock LP / Crownrock F, Senior Unsecured Bond, 7.125%, 04/15/2021(c)	1,500,000	1,560,000
Dynegy Finance I / II Inc, Senior Unsecured Bond, 6.750%, 11/01/2019(c)	650,000	679,575
Jupiter Resources Inc, Senior Unsecured Bond, 8.500%, 10/01/2022(c)	2,000,000	1,685,000
SandRidge Energy Inc, Senior Secured Bond, 8.750%, 06/01/2020(c)	1,750,000	1,616,563
Swift Energy Co, Senior Unsecured Bond:
8.875%, 01/15/2020	500,000	202,500
7.875%, 03/01/2022	500,000	200,000

		9,355,638

Forest Products and Paper - 0.92%
Tembec Industries Inc, Senior Secured Bond, 9.000%, 12/15/2019(c)	2,200,000	2,095,500

Healthcare and Pharmaceuticals - 1.36%
JLL / Delta Dutch Pledgeco BV, Senior Unsecured Bond, 8.750%, 05/01/2020(c)(d)	1,700,000	1,729,750
Universal Hospital Svcs, Senior Unsecured Bond, 7.625%, 08/15/2020	1,500,000	1,387,500

		3,117,250

High Tech Industries - 0.27%
BMC Software Inc, Senior Unsecured Bond, 7.250%, 06/01/2018	670,000	620,587

Hotels, Gaming and Leisure - 4.53%
Caesars Entertainment Resort Prop, Senior Secured Bond, 8.000%, 10/01/2020	1,000,000	945,000
Palace Entertainment Holdings LLC, Senior Secured Bond, 8.875%, 04/15/2017(c)	4,000,000	4,007,500
Scientific Games Corp, Senior Secured Bond, 8.125%, 09/15/2018	5,000,000	4,750,000

Semi-Annual Report | June 30, 2015	23

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

Hotels, Gaming and Leisure (continued)
Scientific Games International Inc, Senior Secured Bond, 7.000%, 01/01/2022(c)	$650,000	$674,375

		10,376,875

Retail - 2.70%
Petco Holdings Inc, Senior Unsecured Bond, 8.500%, 10/15/2017(c)(d)	2,000,000	2,060,000
PriSo Acq Corp / Bldng Pro, Senior Unsecured Bond, 9.000%, 05/15/2023(c)	3,200,000	3,160,000
Roadhouse Financing Inc, Senior Unsecured Bond, 10.750%, 10/15/2017	1,300,000	968,500

		6,188,500

Services - Business - 2.69%
Cambium Learning Inc, Senior Secured Bond, 9.750%, 02/15/2017	1,500,000	1,522,500
Global A&T Electronics, Senior Unsecured Bond, 10.000%, 02/01/2019(c)	2,000,000	1,815,000
Modular Space Corp., Senior Secured Bond, 10.250%, 01/31/2019(c)	3,250,000	2,827,500

		6,165,000

Services - Consumer - 1.80%
Monitronics International Inc, Senior Unsecured Bond, 9.125%, 04/01/2020	4,250,000	4,122,500

Telecommunications - 3.01%
Avaya Inc, Senior Secured Bond, 10.500%, 03/01/2021(c)	7,050,000	5,851,500
Fairpoint Communications Inc, Senior Secured Bond, 8.750%, 08/15/2019(c)	1,000,000	1,043,750

		6,895,250

Transportaion Consumer - 1.87%
Air Canada, Senior Unsecured Bond, 7.750%, 04/15/2021(c)	4,000,000	4,280,000

Utilities Electric - 1.38%
GenOn Energy Inc, Senior Secured Bond, 9.875%, 10/15/2020	2,100,000	2,147,250
RRI Energy Inc, Senior Unsecured Bond, 7.875%, 06/15/2017	1,000,000	1,012,500

		3,159,750

TOTAL CORPORATE BONDS (Cost $80,503,571)		78,289,680

	Shares	Market Value

COMMON STOCK - 0.13%
Consumer Goods Durable - 0.13%
New MMI Holdings Inc(e)	20,481	$307,215

TOTAL COMMON STOCK (Cost $823,249)		307,215

Total Investments - 143.93% (Cost $335,076,452)		329,413,395

Assets in Excess of Other Liabilities - 3.26%		7,460,399

Leverage Facility - (47.19)%		(108,000,000)

Net Assets - 100.00%		$228,873,794

Amounts above are shown as a percentage of net assets as of June 30, 2015.

24	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of June 30, 2015. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $64,316,650, which represents approximately 28.10% of net assets as of June 30, 2015.

(d)	Option to convert to pay-in-kind security.
(e)	Non-income producing security.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2015	25

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 97.47%
Aerospace and Defense - 3.51%
Camp International Holding Company, Senior Secured First Lien 2013 Replacement Term Loan, 4.750%, 05/31/2019	$5,344,824	$5,362,649
Camp International Holding Company, Senior Secured Second Lien 2013 Replacement Term Loan, 8.250%, 12/02/2019	1,218,523	1,224,616
DAE Aviation Holdings Inc, Senior Secured First Lien Replacement Tranche B-1 Term Loan, 6.250%, 11/02/2018	3,609,213	3,619,138
DAE Aviation Holdings Inc, Senior Secured Second Lien Initial Term Loan, 9.000%, 08/05/2019	3,750,000	3,781,256
Landmark Aviation FBO Canada Inc, Senior Secured First Lien 2013 Specified Refinancing Canadian Term Loan, 4.750%, 10/25/2019	235,177	234,002
LM US Member LLC, Senior Secured First Lien 2013 Specified Refinancing US Term Loan, 4.750%, 10/25/2019	5,925,584	5,895,957
LM US Member LLC, Senior Secured Second Lien 2014 Specified Refinancing Term Loan, 8.250%, 01/25/2021	4,000,000	3,983,320
Standard Aero Limited, Senior Secured First Lien Replacement Tranche B-2 Term Loan, 6.250%, 11/02/2018	1,631,093	1,635,578
TurboCombustor Technology Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 12/02/2020	2,770,313	2,749,535

		28,486,051

Automotive - 1.95%
American Tire Distributors Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 09/01/2021	1,802,955	1,822,121
CCC Information Services Inc, Senior Secured First Lien New Term Loan, 4.000%, 12/20/2019	2,947,103	2,937,894
Dealer Tire LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	4,471,024	4,518,998
Mitchell International Inc, Senior Secured Second Lien Term Loan, 8.500%, 10/11/2021	6,559,757	6,567,956

		15,846,969

Banking, Finance, Insurance and Real Estate - 5.45%
Acrisure LLC, Senior Secured First Lien Delayed Draw Term Loan, 5.250%, 05/19/2022	160,621	160,421
Acrisure LLC, Senior Secured First Lien Term B Loan, 5.250%, 05/19/2022	1,463,439	1,461,609
Alliant Holdings I LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 12/20/2019	9,475,998	9,511,533
AmWins Group LLC, Senior Secured First Lien New Term Loan, 5.250%, 09/06/2019	2,666,801	2,694,802
AssuredPartners Capital Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 04/02/2021	2,603,287	2,609,809
AssuredPartners Capital Inc, Senior Secured Second Lien Initial Term Loan, 7.750%, 04/04/2022	1,995,000	1,972,556
Asurion LLC, Senior Secured First Lien Incremental Tranche B-1 Term Loan, 5.000%, 05/24/2019	7,610,821	7,638,829
Confie Seguros Holding II Co, Senior Secured First Lien Term B Loan, L+4.50%, 11/09/2018(b)	2,022,472	2,027,528
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	8,956,892	8,800,146
Opal Acquisition Inc, Senior Secured First Lien Term B Loan, 5.000%, 11/27/2020	4,258,185	4,198,315
Victory Capital Operating LLC, Senior Secured First Initial Term Loan, 7.000%, 10/29/2021	3,142,857	3,146,786

		44,222,334

Beverage, Food and Tobacco - 3.99%
AdvancePierre Foods Inc, Senior Secured Second Lien Term Loan, 9.500%, 10/10/2017	7,344,444	7,463,792
ARG IH Corp, Senior Secured First Lien Term Loan, 4.750%, 11/16/2020	987,500	992,437
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.000%, 02/15/2021	9,739,615	9,500,167
Fairway Group Acquisition Company, Senior Secured First Lien Term Loan, 5.000%, 08/17/2018	3,403,969	3,165,691
Performance Food Group Inc, Senior Secured First Lien Initial Term Loan, 6.250%, 11/14/2019	2,947,368	2,962,105
RGIS Services LLC, Senior Secured First Lien Extended Maturity Term Loan, 5.500%, 10/18/2017	2,939,240	2,746,353

26	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

Beverage, Food and Tobacco (continued)
Supervalu Inc, Senior Secured First Lien New Term Loan, 4.500%, 03/21/2019	$2,892,564	$2,901,777
Winebow Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 07/01/2021	340,076	338,058
Winebow Holdings Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 01/02/2022	2,387,283	2,303,728

		32,374,108

Capital Equipment - 0.82%
Sensus USA Inc, Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	6,450,000	6,417,750
Unifrax I LLC, Senior Secured First Lien New Term Dollar Loan, 4.250%, 11/28/2018	240,516	240,396

		6,658,146

Chemicals, Plastics and Rubber - 3.55%
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 08/02/2021	1,804,545	1,806,242
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan, 4.750%, 11/15/2018	10,941,891	10,969,300
Royal Holdings Inc, Senior Secured First Lien Initial Term Loan, L+3.50%, 06/20/2022(b)	3,768,844	3,776,684
Solenis International LP, Senior Secured First Lien Initial Dollar Term Loan, 4.250%, 07/31/2021	870,614	868,442
Tekni-Plex Inc, Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 06/01/2022	2,236,025	2,240,776
Tekni-Plex Inc, Senior Seucred Second Lien Initial Term Loan, 8.750%, 06/01/2023	5,192,308	5,215,024
Univar Inc, Senior Secured First Lien Term B Loan, L+3.25%, 07/01/2022(b)	3,929,460	3,930,088

		28,806,556

Construction and Building - 2.83%
Atkore International Inc, Senior Secured First Lien Term Loan, 4.500%, 04/09/2021	4,158,000	4,043,655
Jeld-Wen Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 10/15/2021	3,980,000	3,998,666
Jeld-Wen Inc, Senior Secured First Lien Term B-1 Loan, L+4.00%, 07/01/2022(b)	2,873,563	2,880,747
Priso Acquisition Corporation, Senior Secured First Lien Initial Term Loan, 4.500%, 05/09/2022	4,147,465	4,121,544
SRS Distribution Inc, Senior Secured First Lien Term Loan, 4.750%, 09/02/2019	2,836,842	2,854,572
Stardust Finance Holdings Inc, Senior Secured First Lien Term Loan, 6.500%, 03/14/2022	5,013,297	5,027,410

		22,926,594

Consumer Goods Durable - 1.63%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	1,739,887	1,710,891
Hercules Achievement Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/13/2021	4,975,000	5,015,422
Hillman Group Inc (The), Senior Secured First Lien Initial Term Loan, 4.500%, 06/30/2021	1,949,724	1,955,817
MModal LLC, Senior Secured First Lien Term B Loan, 9.000%, 01/31/2020	4,883,794	4,500,709

		13,182,839

Consumer Goods Non Durable - 2.00%
Acosta Inc, Senior Secured First Lien Tranche B-1 Loan, 4.250%, 09/27/2021	2,760,694	2,756,166
FGI Operating Company LLC, Senior Secured First Lien Term B Loan, 5.500%, 04/19/2019	1,954,810	1,861,957
Inmar Inc, Senior Secured Second Lien Initial Term Loan, 8.000%, 01/27/2022	9,034,198	8,876,100
New HB Acquisition LLC, Senior Secured First Lien Term B Loan, 6.750%, 04/09/2020	937,500	953,906
Reddy Ice Corporation, Senior Secured First Lien Term B Loan, 6.751%, 05/01/2019	1,959,900	1,749,210

		16,197,339

Containers, Packaging and Glass - 3.51%
Berlin Packaging LLC, Senior Secured Second Lien Initial Term Loan, 7.750%, 10/03/2022	428,571	435,714
Charter Nex US Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 02/07/2022	1,050,000	1,057,208
Exopack Holdings SA, Senior Secured First Lien USD Term Loan, 4.500%, 05/08/2019	1,193,109	1,197,333
Hilex Poly Co LLC, Senior Secured First Lien Term Loan, 6.000%, 12/05/2021	5,320,000	5,373,200

Semi-Annual Report | June 30, 2015	27

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

Containers, Packaging and Glass (continued)
Klockner Pentaplast of America Inc, Senior Secured First Lien Initial US Borrower Dollar Term Loan, 5.000%, 04/28/2020	$1,113,535	$1,118,545
KP Germany Erste GmbH, Senior Secured First Lien Initial German Borrower Dollar Term Loan, 5.000%, 04/28/2020	475,869	478,011
Multi Packaging Solutions Inc, Senior Secured First Lien Initial Dollar Tranche B Term Loan, 4.250%, 09/30/2020	10,164,568	10,151,862
Pelican Products Inc, Senior Secured First Lien New Term Loan, 5.250%, 04/10/2020	744,169	744,173
Pelican Products Inc, Senior Secured Second Lien Term Loan, 9.250%, 04/09/2021	1,312,500	1,305,938
Polarpak Inc, Senior Secured First Lien Canadian Borrower USD Term Loan, 4.500%, 06/08/2020	3,957,178	3,937,392
WNA Holdings Inc, Senior Secured First Lien USD Term Loan US Borrower, 4.500%, 06/08/2020	2,725,909	2,712,279

		28,511,655

Energy, Oil and Gas - 8.06%
American Energy Marcellus LLC, Senior Secured First Lien Term Loan, 5.250%, 08/04/2020	7,407,407	5,791,704
Blackbrush Oil & Gas LP, Senior Secured Second Lien Term Loan, 7.500%, 07/30/2021	6,212,389	5,769,757
Brock Holdings III Inc, Senior Secured Second Lien Initial Term Loan, Series 91, 10.000%, 03/16/2018	3,833,333	3,732,708
Chief Exploration & Development LLC, Senior Secured Second Lien Term Loan, 7.500%, 05/16/2021	752,941	713,035
CITGO Holding Inc, Senior Secured First Lien Term Loan, L+8.50%, 05/12/2018(b)	7,522,515	7,567,650
Crestwood Holdings LLC, Senior Secured First Lien Tranche B-1 Term Loan, 7.000%, 06/19/2019	5,308,529	5,268,715
Drillships Ocean Ventures Inc, Senior Secured First Lien Term Loan, 5.500%, 07/26/2021	3,333,022	2,849,734
EMG Utica LLC, Senior Secured First Lien Term Loan, 4.750%, 03/27/2020	1,766,673	1,729,131
Expro Finservices SARL, Senior Secured First Lien Initial Term Loan, 5.750%, 09/2/2021	1,602,863	1,422,789
Jonah Energy Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 05/12/2021	7,246,575	6,911,421
Penn Products Terminals LLC, Senior Secured First Lien Tranche B Term Loan, 4.750%, 04/13/2022	2,992,500	3,004,664
Sheridan Investment Partners I LLC, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	5,581,217	4,930,057
Sheridan Production Partners I-A LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	739,557	653,273
Sheridan Production Partners I-M LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	451,726	399,023
Stonewall Gas Gathering LLC, Senior Secured First Lien Term Loan, 8.750%, 01/28/2022	2,101,475	2,127,743
Templar Energy LLC, Senior Secured Second Lien Term Loan, 8.500%, 11/25/2020	8,146,154	6,024,081
Utex Industries Inc, Senior Secured Second Lien New Term Loan, 8.250%, 05/23/2022	3,181,818	2,728,409
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	1,092,857	994,500
W3 Co, Senior Secured Second Lien Term Loan, 9.250%, 09/14/2020	3,385,430	2,736,561

		65,354,955

Environmental Industries - 0.70%
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	2,728,312	2,744,231
Infiltrator Water Technologies LLC, Senior Secured First Lien Term Loan, 5.250%, 05/27/2022	1,714,286	1,726,423
Wastequip LLC, Senior Secured First Lien Term Loan, 5.500%, 08/09/2019	1,193,043	1,193,044

		5,663,698

Forest Products and Paper - 0.07%
W/S Packaging Group Inc, Senior Secured First Lien Term Loan, 5.000%, 08/09/2019	589,247	565,677

Healthcare and Pharmaceuticals - 6.99%
Accellent Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 03/12/2021	3,010,671	2,998,131
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 6.000%, 04/01/2022	5,974,790	6,004,664

28	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

Healthcare and Pharmaceuticals (continued)
Convatec Inc, Senior Secured First Lien Dollar Term Loan, 4.250%, 06/15/2020	$3,623,433	$3,626,604
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Term Loan, L+4.25%, 12/01/2021(b)	1,427,431	1,434,568
Devix Topco - Prescrix Inc, Senior Secured First Lien Term B Loan, 4.250%, 05/03/2021	440,000	441,100
Devix Topco - Prescrix Inc, Senior Secured Second Lien Term Loan, 8.000%, 05/02/2022	4,000,000	4,015,000
Generic Drug Holdings Inc, Senior Secured First Lien Term B-1 Loan, 5.000%, 08/17/2020	4,320,607	4,328,708
Genoa a QoL Healthcare Company LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 04/29/2022	1,035,971	1,037,266
Medpace Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 04/01/2021	1,301,377	1,305,853
National Mentor Holdings Inc, Senior Secured First Lien Initial Tranche B Term Loan, 4.250%, 01/29/2021	3,581,606	3,576,019
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, 9.500%, 12/09/2019	9,413,379	9,378,079
Phillips-Medisize Corporation, Senior Secured First Lien Initial Term Loan, 4.750%, 06/16/2021	796,552	798,794
Physio-Control International Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 06/06/2022	4,518,828	4,547,094
Progressive Solutions LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 10/22/2020	2,341,837	2,350,619
Progressive Solutions LLC, Senior Secured Second Lien Initial Term Loan, 9.500%, 10/22/2021	4,187,374	4,187,374
Sage Products Holdings III LLC, Senior Secured Second Lien Initial Term Loan, 9.250%, 06/13/2020	754,717	764,151
Smile Brands Group Inc, Senior Secured First Lien Term B Loan, 7.500%, 08/16/2019	4,087,922	2,820,666
Surgery Center Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 11/03/2020	3,120,682	3,126,533

		56,741,223

High Tech Industries - 18.40%
Ascend Learning LLC, Senior Secured First Lien Term Loan, 6.000%, 07/31/2019	861,167	864,801
Ascend Learning LLC, Senior Secured Second Lien Term Loan, 9.500%, 11/30/2020	1,030,303	1,028,371
Aspect Software Inc, Senior Secured First Lien Tranche B Term Loan, Series 28, 7.250%, 05/07/2016	15,720,406	15,602,503
Blackboard Inc, Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	10,329,696	10,306,454
Blue Coat Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 05/20/2022	5,341,246	5,337,908
BMC Software Finance Inc, Senior Secured First Lien Term B-3 Loan, 5.000%, 09/10/2020	2,049,742	1,935,407
Compuware Corporation, Senior Secured First Lien Tranche B-2 Term Loan, 6.250%, 12/15/2021	3,980,000	3,896,679
Compuware Corporation, Senior Secured Second Lien Term Loan, 9.250%, 12/09/2022	4,000,000	3,743,340
Epicor Software Corporation, Senior Secured First Lien Term Loan, 4.750%, 06/01/2022	5,725,490	5,720,881
EZE Software Group LLC, Senior Secured Second Lien Term Loan, 7.250%, 04/05/2021	2,956,466	2,897,337
Flexera Software LLC, Senior Secured Second Lien Term Loan, 8.000%, 04/02/2021	2,000,000	1,993,750
Hyland Software Inc, Senior Secured Second Lien Term Loan, L+7.25%, 07/01/2023(b)	2,524,544	2,528,760
Italics Merger Sub Inc, Senior Secured First Lien USD Term Loan, L+3.50%, 06/03/2022(b)	4,936,709	4,935,178
Kronos Incorporated, Senior Secured Second Lien Initial Term Loan, L+8.50%, 04/30/2020(b)	8,346,991	8,628,702
Landslide Holdings Inc, Senior Secured First Lien Term Loan, 5.000%, 02/25/2020	5,429,873	5,427,620
MA FinanceCo LLC, Senior Secured First Lien Initial Tranche B Term Loan, 5.250%, 11/19/2021	5,273,192	5,290,594
MSC Software Corporation, Senior Secured Second Lien Term Loan, 8.500%, 05/31/2021	4,095,833	4,024,156
P2 Upstream Acquisition Co, Senior Secured First Lien Term Loan, 5.000%, 10/30/2020	4,221,429	4,151,078
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	2,455,200	2,462,111
Peak 10 Inc, Senior Secured Second Lien Initial Term Loan, 8.250%, 06/17/2022	4,750,000	4,536,250
ProQuest LLC, Senior Secured First Lien Initial Term Loan, 5.250%, 10/24/2021	2,387,985	2,401,430
Rocket Software Inc, Senior Secured First Lien Term Loan, 5.750%, 02/08/2018	2,782,257	2,791,536
Serena Software Inc, Senior Secured First Lien Term Loan, 7.500%, 04/14/2020	950,000	955,344
Ship Luxco 3 Sarl - WorldPay US Finance LLC, Senior Secured First Lien Facility B2A-II Term Loan, 5.250%, 11/29/2019	1,011,411	1,016,625
Sirius Computer Solutions Inc, Senior Secured First Lien Term Loan, 6.250%, 12/07/2018	4,332,473	4,378,506

Semi-Annual Report | June 30, 2015	29

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

High Tech Industries (continued)
Sungard Availability Services Capital Inc, Senior Secured First Lien Tranche B Term Loan, 6.000%, 03/29/2019	$889,353	$820,428
Tech Finance & Co SCA, Senior Secured First Lien US Term Loan, 5.000%, 07/13/2020	8,964,461	9,001,843
Telx Group Inc (The), Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2020	5,940,000	5,925,150
TIBCO Software Inc, Senior Secured First Lien Term Loan, L+5.50%, 12/04/2020(b)	5,200,807	5,207,308
TTM Technologies Inc, Senior Secured First Lien Term B Loan, 6.000%, 05/31/2021	12,223,350	12,070,558
Vertafore Inc, Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	9,250,000	9,350,224

		149,230,832

Hotels, Gaming and Leisure - 3.57%
Alpha Topco Limited - Delta 2 (Lux) Sarl, Senior Secured First Lien Facilitiy B3 (USD) Term Loan, 4.750%, 07/30/2021	2,373,451	2,363,067
Alpha Topco Limited - Delta 2 (Lux) Sarl, Senior Secured Second Lien Term Loan, 7.750%, 07/29/2022	4,000,000	4,004,160
Caesars Entertainment Operating Company, Senior Secured First Lien Term B-5-B Loan, 6.500%, 03/01/2017(c)	4,331,541	3,859,663
Caesars Entertainment Operating Company, Senior Secured First Lien Term B-6-B Loan, 11.000%, 03/01/2017(c)	1,735,590	1,560,044
Caesars Entertainment Resort Properties LLC, Senior Secured First Lien Term B Loan, 7.000%, 10/12/2020	7,430,269	6,780,121
Corner Investment Propco LLC, Senior Secured First Lien Term B Loan, 11.000%, 11/04/2019	2,980,799	2,995,703
Scientific Games International Inc, Senior Secured First Lien B-2 Term Loan, 6.000%, 10/01/2021	7,357,983	7,363,538

		28,926,296

Media Advertising, Printing and Publishing - 0.26%
Penton Media Inc, Senior Secured First Lien Term B-1 Loan, 5.000%, 10/03/2019	2,079,703	2,092,711

Media Broadcasting and Subscription - 1.92%
Clear Channel Communications, Senior Secured First Lien Tranche D Term Loan, 6.900%, 01/30/2019	7,291,667	6,755,583
Clear Channel Communications, Senior Secured First Lien Tranche E Term Loan, 7.653%, 07/30/2019	2,708,333	2,541,690
Cumulus Media Holdings Inc, Senior Secured First Lien Term Loan, 4.250%, 12/23/2020	4,304,579	4,100,111
Sable International Finance Ltd, Senior Secured First Lien Term Loan, 5.500%, 04/28/2017	2,192,654	2,195,395

		15,592,779

Media Diversified and Production - 0.44%
CDS US Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, L+4.00%, 07/08/2022(b)	3,552,632	3,557,073

Metals and Mining - 1.63%
Arch Coal Inc, Senior Secured First Lien Term Loan, 6.250%, 05/16/2018	5,938,915	4,095,090
McJunkin Red Man Corporation, Senior Secured First Lien 2013 Term Loan, 5.000%, 11/08/2019	3,490,532	3,469,448
Murray Energy Corporation, Senior Secured First Lien Term B-1 Loan, 7.000%, 04/17/2017	1,846,154	1,839,231
Murray Energy Corporation, Senior Secured First Lien Term B-2 Loan, 7.500%, 04/16/2020	4,137,931	3,847,614

		13,251,383

Retail - 5.48%
Albertson’s LLC, Senior Secured First Lien Term B-2 Loan, 5.375%, 03/21/2019	2,693,622	2,707,602
Albertson’s LLC, Senior Secured First Lien Term B-4 Loan, 5.500%, 08/25/2021	3,990,000	4,014,758
DBP Holding Corp, Senior Secured First Lien Initial Term Loan, 5.000%, 10/11/2019	6,937,368	6,668,545
Jill Acquisition LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 05/09/2022	3,859,459	3,859,460

30	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

Retail (continued)
Neiman Marcus Group Ltd LLC, Senior Secured First Lien Other Term Loan, 4.250%, 10/26/2020	$3,495,272	$3,479,578
New Albertson’s Inc, Senior Secured First Lien Term B Loan, 4.750%, 06/28/2021	6,005,613	6,024,380
Nine West Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	4,957,444	4,362,550
Payless Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 03/11/2021	6,631,357	6,310,831
Payless Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 03/11/2022	1,845,543	1,673,289
Pier 1 Imports (US) Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/30/2021	2,062,500	2,048,743
Sports Authority (The), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	3,755,182	3,269,356

		44,419,092

Services - Business - 9.31%
Carecore National LLC, Senior Secured First Lien Term Loan, 5.500%, 03/05/2021	1,374,179	1,381,050
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	8,005,605	7,217,053
Crossmark Holdings Inc, Senior Secured Second Lien Term Loan, 8.750%, 12/21/2020	4,000,000	3,270,000
eResearch Technology Inc, Senior Secured First Lien Term Loan, 5.500%, 05/08/2022	5,333,333	5,325,013
FHC Health Systems Inc, Senior Secured First Lien Initial Term Loan, L+4.00%, 12/23/2021(b)	5,696,507	5,655,208
FR Dixie Acquisition Corp, Senior Secured First Lien Initial Term Loan, 5.750%, 12/18/2020	5,184,211	4,510,263
Neff Rental LLC, Senior Secured Second Lien Closing Date Term Loan, 7.250%, 06/09/2021	6,112,791	6,078,438
Packaging Coordinators Inc, Senior Secured First Lien Term B Loan, 5.250%, 08/02/2021	4,647,805	4,647,805
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan, 6.750%, 02/28/2022	8,481,132	8,343,314
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Initial Term Loan, 6.750%, 02/28/2022	2,545,455	2,504,091
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 5.500%, 02/07/2019	5,491,234	5,511,826
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	2,972,231	2,980,895
Transaction Network Services, Senior Secured Second Lien Initial Term Loan, 9.000%, 08/14/2020	5,189,527	5,159,272
TravelCLICK Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 11/08/2021	7,750,000	7,711,250
Truven Health Analytics Inc, Senior Secured First Lien New Tranche B Term Loan, 4.500%, 06/06/2019	5,229,269	5,216,196

		75,511,674

Services - Consumer - 2.25%
California Pizza Kitchen Inc, Senior Secured First Lien Term Loan 5.250%, 03/29/2018	4,594,636	4,547,540
Monitronics International Inc, Senior Secured First Lien Term B Facility Loan, 4.250%, 03/23/2018	2,834,877	2,841,964
Monitronics International Inc, Senior Secured First Lien Term B-1 Loan, 4.500%, 04/11/2022	3,447,152	3,463,853
Nord Anglia Education Finance LLC, Senior Secured First Lien Initial Term Loan, L+4.00%, 03/31/2021(b)	2,823,529	2,828,838
NVA Holdings Inc, Senior Secured First Lien Term Loan, 4.750%, 08/14/2021	1,027,679	1,030,680
NVA Holdings Inc, Senior Secured Second Lien Term Loan, 8.000%, 08/14/2022	826,001	829,098
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	2,771,930	2,741,910

		18,283,883

Telecommunications - 1.89%
ConvergeOne Holdings Corporation, Senior Secured First Lien Initial Term Loan, 6.000%, 06/17/2020	3,577,864	3,573,410
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	4,142,095	4,184,179
IPC Corp, Senior Secured First Lien Term B-1 Loan, 5.500%, 08/06/2021	5,737,607	5,718,501
Nextgen Finance LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	1,980,000	1,841,400

		15,317,490

Transportation Consumer - 0.98%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	8,066,319	7,935,242

Semi-Annual Report | June 30, 2015	31

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

Utilities Electric - 6.28%
Atlantic Power Limited Partnership, Senior Secured First Lien Term Loan, 4.750%, 02/24/2021	$468,034	$469,936
Chief Power Finance LLC, Senior Secured First Lien Term B Advance Loan, 5.750%, 12/31/2020	4,916,341	4,940,923
Exgen Texas Power LLC, Senior Secured First Lien Term Loan, 5.750%, 09/20/2021	5,352,558	5,285,678
FREIF NAP I Holdings III LLC, Senior Secured First Lien Term B Loan, 4.750%, 03/18/2022	1,722,475	1,741,853
FREIF NAP I Holdings III LLC, Senior Secured First Lien Term C Loan, 4.750%, 03/18/2022	310,045	313,534
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, 8.250%, 12/19/2022	3,383,459	3,462,412
Moxie Patriot LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 6.750%, 12/18/2020	462,963	464,120
Panda Liberty LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 7.500%, 08/21/2020	6,941,176	6,958,529
Panda Sherman Power LLC, Senior Secured First Lien Term Loan, 9.000%, 09/14/2018	4,228,703	4,191,702
Panda Temple Power II LLC, Senior Secured First Lien Construction Term Loan, 7.250%, 04/03/2019	10,045,455	9,543,182
Pike Corporation, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	2,413,105	2,425,170
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	8,688,235	8,689,799
TPF II Power LLC, Senior Secured First Lien Term Loan, 5.500%, 10/02/2021	2,459,551	2,484,146

		50,970,984

TOTAL FLOATING RATE LOAN INTERESTS (Cost $803,923,681)		790,627,583

CORPORATE BONDS - 48.00%
Automotive - 0.91%
Omega US Sub LLC, Senior Unsecured Bond, 8.750%, 07/15/2023(d)	7,400,000	7,418,500

Banking, Finance, Insurance and Real Estate - 3.90%
Fly Leasing Limited, Senior Unsecured Bonds, 6.375%, 10/15/2021	4,100,000	4,161,500
Hockey Merger Sub 2 Inc, Senior Unsecured Bond, 7.875%, 10/01/2021(d)	4,000,000	4,090,000
HUB Holdings LLC, Senior Unsecured Bond, 8.125%, 07/15/2019(d)(e)	6,100,000	6,100,000
National Financial Partners Corp, Senior Unsecured Bond, 9.000%, 07/15/2021(d)	1,900,000	1,883,375
Onex York Acquisition Co, Senior Unsecured Bond, 8.500%, 10/01/2022(d)	12,200,000	10,797,000
Opal Acquisition Inc, Senior Unsecured Bond, 8.875%, 12/15/2021(d)	4,685,000	4,585,444

		31,617,319

Beverage, Food and Tobacco - 1.69%
Alphabet Holding Co Inc, Senior Unsecured Bond, 7.750%, 11/01/2017(e)	1,328,000	1,331,320
Dole Food Co Inc, Senior Secured Bond, 7.250%, 05/01/2019(d)	2,500,000	2,531,250
PF Chang’s China Bistro Inc, Senior Unsecured Bond, 10.250%, 06/30/2020(d)	6,932,000	7,200,615
US Foods Inc, Senior Unsecured Bond, 8.500%, 06/30/2019	2,500,000	2,612,500

		13,675,685

Capital Equipment - 0.95%
Hardwoods Acquisition Inc, Senior Secured Bond, 7.500%, 08/01/2021(d)	3,100,000	3,007,000
NWH Escrow Corp, Senior Secured Bond, 7.500%, 08/01/2021(d)	5,000,000	4,725,000

		7,732,000

Chemicals, Plastics and Rubber - 1.28%
Pinnacle Operating Corporation, Senior Secured Bond, 9.000%, 11/15/2020(d)	2,000,000	1,990,000
Sawgrass Merg Sub, Senior Secured Bond, 8.750%, 12/15/2020(d)	9,000,000	8,370,000

		10,360,000

32	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

Construction and Building - 0.33%
Zachry Holdings Inc, Senior Unsecured Bond, 7.500%, 02/01/2020(d)	$2,700,000	$2,700,000

Consumer Goods Durable - 1.17%
Hillman Group Inc (The), Senior Unsecured Bond, 6.375%, 07/15/2022(d)	3,300,000	3,135,000
Serta Simmons Holdings LLC, Senior Unsecured Bond, 8.125%, 10/01/2020(d)	6,000,000	6,360,000

		9,495,000

Consumer Goods Non Durable - 1.55%
Anna Merger Sub Inc, Senior Unsecured Bond, 7.750%, 10/01/2022(d)	6,575,000	6,640,750
Revlon Consumer Products Corporation, Senior Unsecured Bond, Series WI, 5.750%, 02/15/2021	6,000,000	5,910,000

		12,550,750

Containers, Packaging and Glass - 3.23%
Beverage Packaging Holdings Luxembourg II SA, Senior Unsecured Bond, 6.000%, 06/15/2017(d)	1,000,000	1,003,750
Bway Holding Company, Senior Unsecured Bond, 9.125%, 08/15/2021(d)	9,850,000	10,194,750
Coveris Holdings SA, Senior Unsecured Bond, 7.875%, 11/01/2019(d)	15,000,000	15,000,000

		26,198,500

Energy, Oil and Gas - 6.28%
Atlas EN Hldgs Op Co / ATL, Senior Unsecured Bond, 9.250%, 08/15/2021	1,800,000	1,359,000
Atlas EN Hldgs OP Co / ATL, Senior Unsecured Bond, 7.750%, 01/15/2021	2,550,000	1,874,250
Calumet Specialty Prod, Senior Unsecured Bond, 7.750%, 04/15/2023(d)	6,600,000	6,814,500
Compressco Partners, Senior Unsecured Bond, 7.250%, 08/15/2022(d)	800,000	768,000
Comstock Resources Inc, Senior Unsecured Bond, 7.750%, 04/01/2019	1,000,000	425,000
Crownrock LP / Crownrock F, Senior Unsecured Bond, 7.125%, 04/15/2021(d)	5,000,000	5,200,000
CVR REF LLC / COFF FIN INC, Senior Secured Bond, 6.500%, 11/01/2022	3,380,000	3,396,900
Energy XXI Gulf Coast Inc, Senior Unsecured Bond, 6.875%, 03/15/2024	2,000,000	660,000
Jupiter Resources Inc, Senior Unsecured Bond, 8.500%, 10/01/2022(d)	8,000,000	6,740,000
Linn Energy LLC / Fin Corp, Senior Unsecured Bond:
6.250%, 11/01/2019	4,000,000	3,150,000
6.500%, 09/15/2021	1,150,000	862,500
NGL Energy Partners LP / Fin Corp, Senior Secured Bond, Series WI, 5.125%, 07/15/2019	2,200,000	2,205,500
PetroBakken Energy Ltd, Senior Unsecured Bond, 8.625%, 02/01/2020(d)	6,100,000	3,949,750
RKI Exploration & Production LLC / RKI Finance Corp, Senior Unsecured Bond, 8.500%, 08/01/2021(d)	1,200,000	1,194,000
Sanchez Energy Corp, Senior Unsecured Bond, 6.125%, 01/15/2023	2,800,000	2,520,000
SandRidge Energy Inc, Senior Secured Bond, 8.750%, 06/01/2020(d)	6,250,000	5,773,437
Swift Energy Co, Senior Unsecured Bond:
8.875%, 01/15/2020	1,500,000	607,500
7.875%, 03/01/2022	4,150,000	1,660,000
Talos Production LLC, Senior Unsecured Bond, 9.750%, 02/15/2018(d)	2,000,000	1,750,000

		50,910,337

Forest Products and Paper - 1.03%
Tembec Industries Inc, Senior Secured Bond, 9.000%, 12/15/2019(d)	8,731,000	8,316,278

Healthcare and Pharmaceuticals - 1.68%
Aurora Diagnostics Holdings LLC, Senior Unsecured Bond, 10.750%, 01/15/2018	500,000	420,000
JLL / Delta Dutch Pledgeco BV, Senior Unsecured Bond, 8.750%, 05/01/2020(d)(e)	6,200,000	6,308,500
Universal Hospital Svcs, Senior Unsecured Bond, 7.625%, 08/15/2020	3,000,000	2,775,000
VWR Funding Inc, Senior Unsecured Bond, 7.250%, 09/15/2017	4,000,000	4,145,000

		13,648,500

Semi-Annual Report | June 30, 2015	33

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

High Tech Industries - 0.87%
BMC Software Inc, Senior Unsecured Bond, 7.250%, 06/01/2018	$5,330,000	$4,936,913
Boxer Parent Co Inc, Senior Unsecured Bond, 9.000%, 10/15/2019(d)(e)	3,000,000	2,141,250

		7,078,163

Hotels, Gaming and Leisure - 3.95%
Caesars Entertainment Resort Prop, Senior Secured Bond, 8.000%, 10/01/2020	1,000,000	945,000
Mood Media Corporation, Senior Unsecured Bond, 9.250%, 10/15/2020(d)	9,850,000	8,446,375
Palace Entertainment Holdings LLC, Senior Secured Bond, 8.875%, 04/15/2017(d)	13,074,000	13,098,514
Scientific Games Corp, Senior Secured Bond, 8.125%, 09/15/2018	9,000,000	8,550,000
Scientific Games International Inc, Senior Secured Bond, 7.000%, 01/01/2022(d)	1,000,000	1,037,500

		32,077,389

Media Advertising, Printing and Publishing - 0.13%
Southern Graphics Inc, Senior Unsecured Bond, 8.375%, 10/15/2020(d)	1,000,000	1,030,000

Media Broadcasting and Subscription - 1.05%
Cequel Communications Holdings I, Senior Unsecured Bond, 6.375%, 09/15/2020(d)	8,500,000	8,474,500

Metals and Mining - 0.30%
AK Steel Corp, Senior Unsecured Bond, 7.625%, 10/01/2021	3,000,000	2,460,000

Retail - 4.39%
New Acad Fin Co / Fin Corp, Senior Unsecured Bond, 8.000%, 06/15/2018(d)(e)	6,100,000	6,161,000
Nine West Holdings Inc, Senior Unsecured Bond, 8.250%, 03/15/2019(d)	5,600,000	3,794,000
Petco Holdings Inc, Senior Unsecured Bond, 8.500%, 10/15/2017(d)(e)	9,050,000	9,321,500
PriSo Acq Corp / Bldng Pro, Senior Unsecured Bond, 9.000%, 05/15/2023(d)	12,000,000	11,850,000
Roadhouse Financing Inc, Senior Unsecured Bond, 10.750%, 10/15/2017	6,044,000	4,502,780

		35,629,280

Services - Business - 2.27%
Global A&T Electronics, Senior Unsecured Bond, 10.000%, 02/01/2019(d)	8,000,000	7,260,000
Modular Space Corp, Senior Secured Bond, 10.250%, 01/31/2019(d)	12,840,000	11,170,800

		18,430,800

Services - Consumer - 1.61%
Monitronics International Inc, Senior Unsecured Bond, 9.125%, 04/01/2020	13,500,000	13,095,000

Telecommunications - 4.98%
Avaya Inc, Senior Secured Bond, 10.500%, 03/01/2021(d)	20,000,000	16,600,000
Cyrusone LP / Cyrusone Fin, Senior Unsecured Bond, 6.375%, 11/15/2022(d)	3,350,000	3,475,625
Fairpoint Communications Inc, Senior Secured Bond, 8.750%, 08/15/2019(d)	7,350,000	7,671,563
Frontier Communications, Senior Unsecured Bond, 7.125%, 01/15/2023	4,000,000	3,570,000
Numericable Group SA, Senior Secured Bond, 6.000%, 05/15/2022(d)	2,250,000	2,223,281
Sorenson Communications Inc, Senior Secured Bond, 9.000%, 10/31/2020(d)(e)	1,530,612	1,515,306
Sorenson Holdings LLC, Senior Unsecured Bond, 13.000%, 10/31/2021(d)(e)	1,163,265	1,209,796
T-Mobile USA Inc, Senior Unsecured Bond:
Series WI, 6.250%, 04/01/2021	2,000,000	2,055,000
6.000%, 03/01/2023	2,000,000	2,052,500

		40,373,071

Transportaion Consumer - 1.58%
Air Canada, Senior Unsecured Bond, 7.750%, 04/15/2021(d)	12,000,000	12,840,000

Transportation Cargo - 1.02%
Algeco Scotsman Global Finance, Senior Unsecured Bond, 8.500%, 10/15/2018(d)	700,000	679,000

34	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2015 (Unaudited)

	Principal Amount	Market Value

Transportation Cargo (continued)
Kenan Advantage Group Inc (The), Senior Unsecured Bond, 8.375%, 12/15/2018(d)	$7,250,000	$7,567,187

		8,246,187

Utilities Electric - 1.85%
GenOn Energy Inc, Senior Secured Bond, 9.875%, 10/15/2020	7,400,000	7,566,500
NRG Energy Inc, Senior Secured Bond, 6.250%, 05/01/2024	3,500,000	3,491,250
RRI Energy Inc, Senior Unsecured Bond, 7.875%, 06/15/2017	3,900,000	3,948,750

		15,006,500

TOTAL CORPORATE BONDS (Cost $404,190,519)		389,363,759

	Shares	Market Value
COMMON STOCK - 0.33%
Consumer Goods Durable - 0.12%
New MMI Holdings Inc(f)	63,870	$958,050

Telecommunications - 0.21%
Sorenson Holdings LLC(f)	3,551	1,733,243

TOTAL COMMON STOCK (Cost $2,570,748)		2,691,293

Total Investments - 145.80% (Cost $1,210,684,948)		1,182,682,635

Assets in Excess of Other Liabilities - 3.45%		27,967,908

Leverage Facility - (49.25)%		(399,500,000)

Net Assets - 100.00%		$811,150,543

Amounts above are shown as a percentage of net assets as of June 30, 2015.

(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of June 30, 2015. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)	Security is currently in default and is therefore non-income producing.
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $292,114,096, which represents approximately 36.01% of net assets as of June 30, 2015.

(e)	Option to convert to pay-in-kind security.
(f)	Non-income producing security.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2015	35

Blackstone / GSO Funds	Statements of Assets and Liabilities
June 30, 2015 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
ASSETS:
Investments, at value (Cost $417,025,231, $335,076,452 and $1,210,684,948, respectively)	$409,863,979	$329,413,395	$1,182,682,635
Cash	8,890,179	8,500,878	55,652,272
Receivable for investment securities sold	15,546,165	11,755,032	15,918,324
Interest receivable	1,894,162	2,940,132	11,942,609
Prepaid expenses and other assets	87,567	59,748	235,138
Total Assets	436,282,052	352,669,185	1,266,430,978

LIABILITIES:
Payable for investment securities purchased	18,415,097	15,168,677	54,007,011
Leverage facility (Note 8)	139,000,000	108,000,000	399,500,000
Interest due on leverage facility (Note 8)	78,526	13,348	149,014
Accrued investment advisory fee payable	344,600	227,459	996,692
Accrued fund accounting and administration fees payable	104,758	69,592	304,462
Accrued trustees’ fees payable	19,087	19,112	17,994
Other payables and accrued expenses	324,019	297,203	305,262
Total Liabilities	158,286,087	123,795,391	455,280,435
Net Assets Applicable to Common Shareholders	277,995,965	228,873,794	811,150,543

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in-capital	$286,163,343	$237,039,878	$840,417,894
Undistributed net investment income	802,790	1,200,183	2,833,853
Accumulated net realized loss on investment securities, futures contracts, written options and foreign currency transactions	(1,808,916)	(3,703,210)	(4,098,891)
Net unrealized depreciation on investment securities	(7,161,252)	(5,663,057)	(28,002,313)
Net Assets Applicable to Common Shareholders	$277,995,965	$228,873,794	$811,150,543

Common shares outstanding (unlimited shares authorized, par value $0.001 per share)	15,217,684	12,702,160	44,664,382
Net Asset Value per Common Share	$18.27	$18.02	$18.16

See Notes to Financial Statements
36	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Operations
For the Six Months Ended June 30, 2015 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
INVESTMENT INCOME:
Interest	$ 12,134,968	$ 10,656,340	$ 39,787,037
Facility and other fees	187,893	277,636	454,882
Total Investment Income	12,322,861	10,933,976	40,241,919

EXPENSES:
Investment advisory fee	2,051,453	1,363,040	5,981,369
Fund accounting and administration fees	307,718	204,456	897,206
Insurance expense	49,996	25,251	115,272
Legal and audit fees	90,273	81,353	84,052
Custodian fees	76,624	30,263	115,805
Trustees’ fees and expenses	58,782	58,491	60,694
Printing expense	15,410	11,492	30,674
Transfer agent fees	9,226	9,221	9,227
Interest on leverage facility	598,319	439,577	1,844,230
Other expenses	44,721	41,779	75,081
Total Expenses	3,302,522	2,264,923	9,213,610
Net Investment Income	9,020,339	8,669,053	31,028,309

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	853,619	(2,747,012)	(3,846,311)
Futures contracts	–	(133,184)	–
Written options	–	110,894	–
Foreign currency transactions	–	–	(997)
Net realized gain/(loss):	853,619	(2,769,302)	(3,847,308)
Change in unrealized appreciation on:
Investment securities	1,138,086	4,107,799	9,078,879
Futures contracts	–	19,577	–
Translation of assets and liabilities in foreign currency transactions	–	–	407
Net unrealized gain:	1,138,086	4,127,376	9,079,286
Net Realized and Unrealized Gain on Investments	1,991,705	1,358,074	5,231,978

Net Increase in Net Assets Attributable to Common Shares from Operations	$ 11,012,044	$ 10,027,127	$ 36,260,287

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2015	37

Blackstone / GSO Funds	Statements of Changes in Net Assets

	Senior Floating Rate Term Fund		Long-Short Credit Income Fund		Strategic Credit Fund
	For the Six Months Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014	For the Six Months Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014	For the Six Months Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$9,020,339	$14,060,295	$8,669,053	$11,933,461	$31,028,309	$52,131,751
Net realized gain/(loss) on investment securities, futures contracts, written options and foreign currency transactions	853,619	(2,643,347)	(2,769,302)	(595,348)	(3,847,308)	371,047
Change in unrealized appreciation/(depreciation) on investment securities, futures contracts and translation of assets and liabilities in foreign currency transactions	1,138,086	(10,170,768)	4,127,376	(12,530,187)	9,079,286	(46,297,454)
Distributions to preferred shareholders:
From net investment income	–	(926,832)	–	–	–	–
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	11,012,044	319,348	10,027,127	(1,192,074)	36,260,287	6,205,344

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(8,217,549)	(13,092,665)	(7,468,870)	(12,238,027)	(28,138,560)	(52,197,207)
From net realized gains	–	(1,202,197)	–	(724,023)	–	(607,131)
From tax return of capital	–	(4,117,920)	–	(2,229,733)	–	(4,544,728)
Net Decrease in Net Assets from Distributions to Common Shareholders	(8,217,549)	(18,412,782)	(7,468,870)	(15,191,783)	(28,138,560)	(57,349,066)

CAPITAL SHARE TRANSACTIONS:
Net asset value of common shares issued to stockholders from reinvestment of dividends	–	52,686	–	–	–	–
Net Increase from Capital Share Transactions	–	52,686	–	–	–	–
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	2,794,495	(18,040,748)	2,558,257	(16,383,857)	8,121,727	(51,143,722)

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	275,201,470	293,242,218	226,315,537	242,699,394	803,028,816	854,172,538
End of period(a)	$277,995,965	$275,201,470	$228,873,794	$226,315,537	$811,150,543	$803,028,816

(a) Including undistributed/ (overdistributed) net investment income of:	$802,790	$–	$1,200,183	$–	$2,833,853	$(55,896)

See Notes to Financial Statements.
38	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Cash Flows
For the Six Months Ended June 30, 2015 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$11,012,044	$10,027,127	$36,260,287
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:	–	–	–
Purchases of investment securities	(172,097,399)	(184,933,100)	(558,501,727)
Proceeds from disposition of investment securities	166,158,228	150,403,294	575,061,944
Purchase of option contracts	–	(108,040)	–
Proceeds from sale of option contracts	–	119,858	–
Premiums received from written options transactions	–	274,874	–
Premiums paid from closing written options transactions	–	(163,980)	–
Discounts amortized/premiums accreted	(312,426)	(307,506)	(766,083)
Net realized (gain)/loss on:
Investment securities	(853,619)	2,747,012	3,846,311
Written options	–	(110,894)	–
Net change in unrealized (appreciation)/depreciation on:
Investment securities	(1,138,086)	(4,107,799)	(9,078,879)
(Increase)/Decrease in interest receivable	36,445	(840,219)	(1,952,547)
Decrease in deposits held with broker for futures contracts	–	131,400	–
Increase in prepaid expenses and other assets	(47,757)	(39,660)	(143,876)
Decrease in payable to custodian/overdrafts	–	–	(150)
Increase/(Decrease) in interest due on senior secured notes/loan facility	4,886	(14,596)	(29,216)
Decrease in accrued investment advisory fees payable	(6,103)	(4,622)	(28,138)
Decrease in variation margin payable	–	(14,766)	–
Increase in accrued fund accounting and administration expense	52,152	34,780	150,738
Increase in accrued trustees’ fees payable	650	651	713
Increase in other payables and accrued expenses	110,676	94,502	109,577
Net Cash Provided by/(Used in) Operating Activities	2,919,691	(26,811,684)	44,928,954

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in leverage facility	6,000,000	35,000,000	10,000,000
Distributions paid - common shareholders - net	(8,217,549)	(7,468,870)	(28,138,560)
Net Cash Provided by/(Used in) Financing Activities	(2,217,549)	27,531,130	(18,138,560)

Net Increase in Cash	702,142	719,446	26,790,394
Cash, beginning balance	$8,188,037	$7,781,432	$28,861,878
Cash, ending balance	$8,890,179	$8,500,878	$55,652,272

Supplemental disclosure of cash flow information:
Cash paid on interest on leverage facility	$593,433	$454,173	$1,873,446

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2015	39

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Period May 26, 2010 (Commencement of Operations) to December 31, 2010
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$18.08		$19.27	$19.31	$18.81	$19.63	$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.59		0.92	1.17	1.36	1.34	0.62
Net realized and unrealized gain/(loss) on investments	0.14		(0.84)	0.08	0.65	(0.70)	0.64
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income(a)	–		(0.06)	(0.08)	(0.08)	(0.08)	(0.03)
From net realized gains	–		–	0.00	(0.01)	–	–
Total Income from Investment Operations	0.73		0.02	1.17	1.92	0.56	1.23

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.54)		(0.86)	(1.06)	(1.23)	(1.23)	(0.66)
From net realized gains	–		(0.08)	(0.15)	(0.19)	(0.15)	–
From tax return of capital	–		(0.27)	–	–	–	–
Total Distributions to Common Shareholders	(0.54)		(1.21)	(1.21)	(1.42)	(1.38)	(0.66)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in-capital	–		–	–	–	–	(0.04)
Total Capital Share Transactions	–		–	–	–	–	(0.04)

Net asset value per common share - end of period	$18.27		$18.08	$19.27	$19.31	$18.81	$19.63

Market price per common share - end of period	$17.17		$16.74	$18.85	$20.33	$18.36	$19.96

Total Investment Return - Net Asset Value(b)	4.26%		0.38%	6.27%	10.51%	3.05%	6.37%
Total Investment Return - Market Price(b)	5.83%		(4.99%)	(1.26%)	19.20%	(1.08%)	3.29%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$277,996		$275,201	$293,242	$293,459	$285,298	$297,206
Ratio of expenses to average net assets attributable to common shares	2.38%	(c)	3.02%(d)	2.73%(d)	2.78%(d)	2.79%(d)	2.41%	(c)(d)
Ratio of net investment income to average net assets attributable to common shares	6.51%	(c)	4.88%(d)	6.02%(d)	7.04%(d)	6.91%(d)	5.37%	(c)(d)
Ratio of expenses to average managed assets(e)	1.61%	(c)	2.02%(d)	1.83%(d)	1.87%(d)	1.87%(d)	1.83%	(c)(d)
Portfolio turnover rate	37%		66%	85%	73%	94%	55%

40	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Year Ended December 31, 2014			For the Year Ended December 31, 2013			For the Year Ended December 31, 2012			For the Year Ended December 31, 2011			For the Period May 26, 2010 (Commencement of Operations) to December 31, 2010

TERM PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Term
Preferred Shares (000s)	$	N/A	$	N/A	(f)		$48,100			$48,109			$48,118			$48,109
Total shares outstanding (000s)		–		–			48			48			48			48
Asset coverage per share	$	N/A	$	N/A	(f)		$3,035	(g)		$7,116	(h)		$6,946	(h)		$7,194	(h)
Liquidation preference per share	$	N/A	$	N/A	(f)		$1,000			$1,000			$1,000			$1,000

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)		$–	$	–(i)			$96,000			$96,000			$96,000			$96,000
Average borrowings outstanding during the period (000s)		$–		$96,000(i)			$96,000			$96,000			$96,000			$61,527
Asset coverage, end of period per $1,000		N/A		N/A	(i)		$4,556	(j)		$4,057	(k)		$3,972	(k)		$4,096	(k)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)		$139,000		$133,000		$	N/A		$	N/A		$	N/A		$	N/A
Average borrowings outstanding during the period (000s)		$134,193		$137,412	(l)	$	N/A		$	N/A		$	N/A		$	N/A
Asset coverage, end of period per $1,000		$3,000		$3,069		$	N/A		$	N/A		$	N/A		$	N/A

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Annualized.
(d)	Ratios do not reflect dividend payments to preferred shareholders.
(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(f)	On October 8, 2014, BSL redeemed 100% of the term preferred shares at 100% of their liquidation preference.
(g)

Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund’s total assets and dividing by the sum of the Term Preferred Shares and the Senior Secured Notes and then multiplying by $1,000.

(h)	Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares) from the Fund’s total assets and dividing by the number of Term Preferred Shares outstanding.
(i)

On October 8, 2014, BSL redeemed 100% of the senior secured notes at 100% of their principal amount and entered into a new 364-day revolving credit facility. Average borrowings are shown for the period January 1, 2014 through the redemption date.

(j)

Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund’s total assets and dividing by the principal amount of Senior Secured Notes and then multiplying by $1,000.

(k)

Calculated by subtracting the Fund’s total liabilities (including Term Preferred Shares but excluding Senior Secured Notes) from the Fund’s total assets and dividing by the principal amount of Senior Secured Notes and then multiplying by $1,000.

(l)	Since first borrowing was made on October 8, 2014.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2015	41

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Period January 27, 2011 (Commencement of Operations) to December 31, 2011
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$17.82		$19.11	$18.97	$18.10	$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.68		0.94	1.13	1.22	0.86
Net realized and unrealized gain/(loss) on investments	0.11		(1.03)	0.36	0.95	(0.74)
Total Income/(Loss) from Investment Operations	0.79		(0.09)	1.49	2.17	0.12

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.59)		(0.96)	(1.23)	(1.30)	(0.84)
From net realized gains	–		(0.06)	(0.12)	–	–
From tax return of capital	–		(0.18)	–	–	(0.24)
Total Distributions to Common Shareholders	(0.59)		(1.20)	(1.35)	(1.30)	(1.08)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in- capital	–		–	–	–	(0.04)
Total Capital Share Transactions	–		–	–	–	(0.04)

Net asset value per common share - end of period	$18.02		$17.82	$19.11	$18.97	$18.10

Market price per common share - end of period	$15.49		$15.53	$17.87	$18.75	$17.06

Total Investment Return - Net Asset Value(b)	4.91%		(0.06%)	8.34%	12.45%	0.56%
Total Investment Return - Market Price(b)	3.48%		(6.86%)	2.50%	17.92%	(9.48%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$228,874		$226,316	$242,699	$240,978	$229,732
Ratio of expenses to average net assets attributable to common shares	1.99%	(c)	1.86%	1.85%	1.82%	1.78%	(c)
Ratio of expenses to average net assets excluding interest expense on short sales attributable to common shares	1.99%	(c)	1.85%	1.83%	1.82%	1.78%	(c)
Ratio of net investment income to average net assets attributable to common shares	7.63%	(c)	4.99%	5.94%	6.54%	5.00%	(c)
Ratio of expenses to average managed assets(d)	1.41%	(c)	1.66%	N/A	N/A	N/A (c)
Portfolio turnover rate	48%		66%	80%	77%	104%

42	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013		For the Year Ended December 31, 2012		For the Period January 27, 2011 (Commencement of Operations) to December 31, 2011

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$108,000	$73,000		$	N/A	$	N/A	$	N/A
Average borrowings outstanding during the period (000s)	$95,072	$66,827	(e)	$	N/A	$	N/A	$	N/A
Asset coverage, end of period per $1,000	$3,119	$4,100		$	N/A	$	N/A	$	N/A

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Annualized.
(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(e)	Since first borrowing was made on July 29, 2014.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2015	43

Blackstone / GSO Strategic Credit Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period September 26, 2012 (Commencement of Operations) to December 31, 2012
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$17.98		$19.12	$19.19	$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.69		1.17	1.21	0.14
Net realized and unrealized gain/(loss) on investments	0.12		(1.03)	0.12	0.22
Total Income from Investment Operations	0.81		0.14	1.33	0.36

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.63)		(1.17)	(1.21)	(0.13)
From net realized gains	–		(0.01)	(0.14)	(0.01)
From tax return of capital	–		(0.10)	(0.05)	(0.09)
Total Distributions to Common Shareholders	(0.63)		(1.28)	(1.40)	(0.23)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in-capital	–		–	–	(0.04)
Total Capital Share Transactions	–		–	–	(0.04)

Net asset value per common share - end of period	$18.16		$17.98	$19.12	$19.19

Market price per common share - end of period	$15.63		$16.48	$17.80	$18.55

Total Investment Return - Net Asset Value(b)	5.02%		1.27%	7.48%	1.73%
Total Investment Return - Market Price(b)	(1.38%)		(0.29%)	3.51%	(6.09%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$811,151		$803,029	$854,173	$856,376
Ratio of expenses to average net assets attributable to common shares	2.28%	(c)	2.32%	2.21%	1.33%	(c)
Ratio of net investment income to average net assets attributable to common shares	7.67%	(c)	6.16%	6.26%	2.79%	(c)
Ratio of expenses to average managed assets(d)	1.54%	(c)	1.57%	1.57%	1.32%	(c)
Portfolio turnover rate	45%		76%	73%	11%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$399,500		$389,500	$390,000	$125,000
Average borrowings outstanding during the period (000s)	$390,329		$403,727	$357,342	$125,000	(e)
Asset coverage, end of period per $1,000	$3,030		$3,062	$3,190	$7,851

44	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Annualized.
(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(e)	Since first borrowing was made on December 27, 2012.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2015	45

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2015 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (“BSL”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL will dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act) may extend the life of BSL. If approved, the dissolution date of BSL may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of BSL may be extended an unlimited number of times.

Blackstone / GSO Long-Short Credit Income Fund (“BGX”) is a diversified closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

BGX and BSL were previously classified as non-diversified investment companies for purposes of the 1940 Act. As a result of ongoing operations, BGX and BSL are now classified as diversified companies as of April 1, 2014. This means that with respect to 75% of those funds’ total assets, no more than 5% of those funds’ total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities and securities of other investment companies. BGX and BSL may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

Blackstone / GSO Strategic Credit Fund (“BGB” and collectively with BSL and BGX, the “Funds”) is a non-diversified closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. Pursuant to BGB’s Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of the Fund may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of the Fund may be extended an unlimited number of times.

BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s assets will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s long positions in loans and fixed-income instruments will typically be rated below investment grade at the time of purchase. BGX’s long positions, either directly or through the use of derivatives, may total up to 130% of BGX’s net assets. BGX‘s short positions, either directly or through the use of derivatives, may total up to 30% of BGX’s net assets.

On December 19, 2014 the Board of Trustees approved a change to BGX’s investment guidelines that took effect in January 2015. Under the new investment guidelines, BGX’s long positions, either directly or through the use of derivatives, may total up to 150% of BGX’s net assets. The Fund’s short positions, either directly or through the use of derivatives, may total up to 30% of the Fund’s net assets. Subject to the preceding restrictions, the Fund’s total long and short positions, either directly or through the use of derivatives, may total up to 160% of the Fund’s net assets.

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. The Fund will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

46	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2015 (Unaudited)

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

BGB is classified as “non-diversified” under the 1940 Act. As a result, BGB can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. BGB may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of their financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material. Each Fund is considered an investment company for financial reporting purposes under GAAP.

Portfolio Valuation: Each Fund’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. Each Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of such Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligations (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser under procedures established by, and under the general supervision and responsibility of, the Funds’ Boards of Trustees.

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the six months ended June 30, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities.

Semi-Annual Report | June 30, 2015	47

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2015 (Unaudited)

The following tables summarize valuation of the Funds’ investments under the fair value hierarchy levels as of June 30, 2015:

Blackstone / GSO Senior Floating Rate Term Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Floating Rate Loan Interests
Capital Equipment	$–	$3,252,891	$5,566,565	$8,819,456
Construction and Building	–	8,023,610	3,107,408	11,131,018
Consumer Goods Non Durable	–	8,601,899	967,557	9,569,456
Healthcare and Pharmaceuticals	–	23,216,695	1,000,000	24,216,695
High Tech Industries	–	50,434,954	10,356,857	60,791,811
Hotels, Gaming and Leisure	–	15,272,390	1,997,135	17,269,525
Media Broadcasting and Subscription	–	7,768,530	3,138,596	10,907,126
Services - Business	–	30,155,343	7,820,657	37,976,000
Services - Consumer	–	7,728,349	654,533	8,382,882
Utilities Electric	–	17,831,635	7,479,359	25,310,994
Other	–	173,941,569	–	173,941,569
Corporate Bonds	–	21,127,312	–	21,127,312
Common Stock	–	420,135	–	420,135

Total	$–	$367,775,312	$42,088,667	$409,863,979

Blackstone / GSO Long-Short Credit Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Floating Rate Loan Interests
Beverage, Food and Tobacco	$–	$9,018,802	$669,364	$9,688,166
Capital Equipment	–	240,396	3,695,714	3,936,110
Construction and Building	–	6,033,518	1,890,823	7,924,341
Containers, Packaging and Glass	–	2,968,742	559,688	3,528,430
Energy, Oil and Gas	–	15,381,964	1,418,495	16,800,459
Healthcare and Pharmaceuticals	–	16,022,230	2,000,000	18,022,230
High Tech Industries	–	31,760,155	9,524,605	41,284,760
Media Broadcasting and Subscription	–	1,060,090	1,097,697	2,157,787
Services - Business	–	22,740,122	4,559,808	27,299,930
Utilities Electric	–	12,660,041	5,066,857	17,726,898
Utilities, Oil & Gas	–	–	2,598,546	2,598,546
Other	–	93,332,719	–	93,332,719
Collateralized Loan Obligations	–	–	6,516,124	6,516,124
Corporate Bonds	–	78,289,680	–	78,289,680
Common Stock	–	307,215	–	307,215

Total	$–	$289,815,674	$39,597,721	$329,413,395

48	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2015 (Unaudited)

Blackstone / GSO Strategic Credit Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Floating Rate Loan Interests
Beverage, Food and Tobacco	$–	$30,070,380	$2,303,728	$32,374,108
Capital Equipment	–	240,396	6,417,750	6,658,146
Construction and Building	–	17,191,275	5,735,319	22,926,594
Containers, Packaging and Glass	–	27,205,717	1,305,938	28,511,655
Energy, Oil and Gas	–	63,227,212	2,127,743	65,354,955
Healthcare and Pharmaceuticals	–	48,225,141	8,516,082	56,741,223
High Tech Industries	–	126,706,836	22,523,996	149,230,832
Hotels, Gaming and Leisure	–	25,930,593	2,995,703	28,926,296
Media Broadcasting and Subscription	–	13,397,384	2,195,395	15,592,779
Services - Business	–	57,640,793	17,870,881	75,511,674
Services - Consumer	–	17,454,785	829,098	18,283,883
Utilities Electric	–	31,949,766	19,021,218	50,970,984
Other	–	239,544,454	–	239,544,454
Corporate Bonds	–	389,363,759	–	389,363,759
Common Stock
Telecommunications	–	–	1,733,243	1,733,243
Other	–	958,050	–	958,050

Total	$–	$1,089,106,541	$93,576,094	$1,182,682,635

*	Refer to each Fund’s Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Investments in Securities	Balance as of December 31, 2014	Accrued discount/ premium	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of June 30, 2015	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2015

Blackstone / GSO Senior Floating Rate Term Fund
Floating Rate Loan Interests	$29,982,000	$56,468	$10,485	$265,823	$13,535,447	$(5,139,627)	$11,071,248	$(7,693,177)	$42,088,667	$(32,775)

Total	$29,982,000	$56,468	$10,485	$265,823	$13,535,447	$(5,139,627)	$11,071,248	$(7,693,177)	$42,088,667	$(32,775)

Investments in Securities	Balance as of December 31, 2014	Accrued discount/ premium	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of June 30, 2015	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2015

Blackstone / GSO Long-Short Credit Income Fund
Floating Rate Loan Interests	$20,826,594	$25,143	$(309,137)	$644,706	$14,302,551	$(7,770,686)	$10,421,089	$(5,058,663)	$33,081,597	$68,551
Collateralized Loan Obligations	1,053,807	10,391	(44,114)	63,240	6,491,800	(1,059,000)	–	–	6,516,124	15,731

Total	$21,880,401	$35,534	$(353,251)	$707,946	$20,794,351	$(8,829,686)	$10,421,089	$(5,058,663)	$39,597,721	$84,282

Semi-Annual Report | June 30, 2015	49

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2015 (Unaudited)

Investments in Securities	Balance as of December 31, 2014	Accrued discount/ premium	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of June 30, 2015	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2015

Blackstone / GSO Strategic Credit Fund
Floating Rate Loan Interests	$74,549,136	$66,168	$(497,817)	$895,035	$25,876,988	$(17,259,107)	$33,873,894	$(25,661,446)	$91,842,851	$128,257
Common Stock	1,659,382	–	–	73,861	–	–	–	–	1,733,243	73,861

Total	$76,208,518	$66,168	$(497,817)	$968,896	$25,876,988	$(17,259,107)	$33,873,894	$(25,661,446)	$93,576,094	$202,118

Information about Level 3 fair value measurements as of June 30, 2015:

Blackstone / GSO Senior Floating Rate Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)
Assets
Floating Rate Loan Interests	$42,088,667	Third-party vendor pricing service	Vendor quotes

Blackstone / GSO Long-Short Credit Income Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)
Assets
Collateralized Loan Obligations	$6,516,124	Third-party vendor pricing service	Vendor quotes
Floating Rate Loan Interests	$33,081,597	Third-party vendor pricing service	Vendor quotes

Blackstone / GSO Strategic Credit Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)
Assets
Floating Rate Loan Interests	$91,842,851	Third-party vendor pricing service	Vendor quotes
Common Stock	$1,733,243	Performance Multiple	EBITDA Multiple(a)

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases

EBITDA Multiple	Increase	Decrease

The Funds evaluate transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. There were no transfers between Level 1 and 2 during the period. Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Funds sell a floating rate loan interest they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned. All of these fees are shown on the Statement of Operations under “Facility and other fees.”

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their earnings to their shareholders.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

50	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2015 (Unaudited)

As of and during the six months ended June 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income after the payment of dividends and interest, if any, owed with respect to outstanding preferred shares and/or borrowings, if applicable. The Funds intend to pay any capital gains distributions at least annually.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds. GSO is an affiliate of The Blackstone Group L.P.

For BSL, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of the BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Managed Assets”). For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities, including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s Managed Assets.

Prior to June 11, 2015, each Fund paid every Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS (as defined below), a fee of $16,667 per annum, plus $2,500 per regular in-person joint meeting of the Board of Trustees. If such in-person regular board meeting was not held jointly, the respective Fund paid each Trustee $3,000 for each such meeting attended. For each in-person special meeting of the Board of Trustees, each Fund paid each Trustee $2,000 if held jointly, and $2,500 per applicable Fund if not held jointly. If a meeting was held telephonically the Funds paid each Trustee $750 if held jointly, and $1,000 per applicable Fund if not held jointly. The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also each received $2,500 per annum from each Fund. The Lead Independent Trustee received $2,667 from each Fund. In addition, for each joint meeting of a committee of the Board of Trustees that did not occur on a regular meeting or special meeting of the Funds, the Funds each paid every committee member $750 for each such committee meeting attended. If such committee meeting was not held jointly, the respective Fund paid each committee member $1,000 for each such meeting attended. The Funds also reimburse independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings. Effective June 11, 2015, the aggregate fees paid to the Trustees by the Funds remain unchanged from the descriptions above, but all Trustee fees jointly payable by the Funds are allocated across the Funds pro rata based on each Fund’s net assets.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Funds. For BSL and BGB, ALPS receives a monthly fee based on the average daily value of the Funds’ respective Managed Assets, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee based on the average daily value of the Fund’s net assets, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

The Bank of New York Mellon serves as the Funds’ custodian. Computershare Shareowner Services, LLC, serves as the Funds’ transfer agent. The Bank of New York Mellon and Computershare Shareowner Services, LLC, are not considered affiliates of the Funds as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the six months ended June 30, 2015, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold

Blackstone / GSO Senior Floating Rate Term Fund	$157,743,560	$149,319,792
Blackstone / GSO Long-Short Credit Income Fund	184,618,850	149,542,953
Blackstone / GSO Strategic Credit Fund	551,333,021	532,652,544

Semi-Annual Report | June 30, 2015	51

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2015 (Unaudited)

NOTE 5. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone / GSO Senior Floating Rate Term Fund	For the Six
	Months Ended	For the
	June 30, 2015	Year Ended
	(Unaudited)	December 31, 2014

Common shares outstanding - beginning of period	15,217,684	15,214,886
Common shares issued as reinvestment of dividends	–	2,798

Common shares outstanding - end of period	15,217,684	15,217,684

Blackstone / GSO Long-Short Credit Income Fund	For the Six
	Months Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014

Common shares outstanding - beginning of period	12,702,160	12,702,160
Common shares issued as reinvestment of dividends	–	–

Common shares outstanding - end of period	12,702,160	12,702,160

Blackstone / GSO Strategic Credit Fund	For the Six
	Months Ended	For the
	June 30, 2015	Year Ended
	(Unaudited)	December 31, 2014

Common shares outstanding - beginning of period	44,664,382	44,664,382
Common shares issued as reinvestment of dividends	–	–

Common shares outstanding - end of period	44,664,382	44,664,382

NOTE 6. SENIOR AND SECURED FLOATING RATE LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans.” Under normal market conditions, at least 80% of BSL’s Managed Assets will be invested in Senior Loans and 70% of BGX’s managed assets will be invested in Secured Loans. Under normal market conditions, at least 80% of BGB’s Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. BGX defines its managed assets as net assets plus effective leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions (“BGX Managed Assets”). At June 30, 2015, 80.33% of BSL’s Managed Assets were held in Senior Loans, 72.54% of BGX’s Managed Assets were held in Secured Loans, and 97.56% of BGB’s Managed Assets were held in corporate fixed income instruments including Senior Secured Loans.

Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of any of the Funds. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the applicable Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan

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Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2015 (Unaudited)

or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At June 30, 2015, BSL, BGX and BGB had invested $53,406,500, $63,832,600 and $178,466,620, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BSL, BGX and BGB typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BSL, BGX and BGB, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BSL, BGX and BGB may acquire Loans through assignments or participations. BSL, BGX and BGB typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BSL, BGX or BGB may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when BSL, BGX or BGB must acquire a Loan through a participation. None of the Funds had outstanding participations as of June 30, 2015.

NOTE 7. COLLATERALIZED LOAN OBLIGATIONS

BGX has invested in Collateralized Loan Obligations (“CLOs”). A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, BGX will not invest in equity tranches, which are the lowest tranche. However, BGX may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, BGX intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the BGX’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

NOTE 8. LEVERAGE

On August 13, 2010, BSL issued $96 million in aggregate principal amount of senior secured notes and 48,000 term preferred shares with an aggregate liquidation preference of $48 million, both rated “AAA” by Fitch Ratings. On October 8, 2014, BSL redeemed 100% of the senior secured notes and term preferred shares at 100% of their principal amount or liquidation preference, as applicable, and paid amounts representing the final accumulated interest or dividend amounts owed through the redemption date. BSL financed the prepayment of its senior secured notes and term preferred shares with borrowings under a new 364-day revolving credit facility described below.

Through July 29, 2014, BGX employed leverage through securities lending arrangements and swap arrangements. All costs and expenses related to any form of leverage used by BGX are borne entirely by holders of common shares. BGX’s leverage consisted of (i) the amount of securities lending cash collateral held less proforma cash (which includes the net difference between receivables and payables for investments sold/purchased), (ii) the fair market value of the reference securities of total return swaps less cash pledged and (iii) the fair market value of securities sold short less any segregated cash or offsetting securities. BGX’s use of these forms of effective leverage did not exceed 30% of its net assets.

Semi-Annual Report | June 30, 2015	53

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2015 (Unaudited)

Each Fund has entered into a separate Credit Agreement (each, an “Agreement”) with a bank to borrow money pursuant to a 364-day revolving line of credit (“Leverage Facility”). BSL entered into an agreement dated October 8, 2014, to borrow up to a limit of $142 million. BGX entered into an agreement dated July 29, 2014, as amended on January 26, 2015, to borrow up to a limit of $117 million. BGB entered into an agreement dated December 21, 2012, as amended at December 20, 2013 and December 19, 2014, to borrow up to a limit of $425 million. Borrowings under each Agreement are secured by the assets of each Fund. Interest is charged at a rate of 0.70% above LIBOR in BSL and BGX and 0.75% above LIBOR in BGB, with LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), two (2), three (3), six (6) or nine (9) months thereafter, as each Fund may elect, or such other period as the lender may agree in its sole and absolute discretion. Under the terms of the applicable Agreement, each Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable in BSL and BGX is 0.20% on the undrawn amounts and in BGB is 0.15% on the undrawn amounts when drawn amounts exceed 50% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are payable quarterly. Each Fund may elect to extend the applicable Agreement for a further 364-day period with the consent of the lending bank. At June 30, 2015, BSL, BGX, and BGB had borrowings outstanding under its respective Leverage Facility of $108 million, $139 million, and $399.5 million, at an interest rate of 0.88%, 0.89%, and 0.93%, respectively. Due to the short term nature of each Agreement, face value approximates fair value at June 30, 2015. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period of January 1, 2015 through June 30, 2015, the average borrowings under BSL’s, BGX’s and BGB’s Leverage Facility and the average interest rate were $134,193,370 and 0.86%, $95,071,823 and 0.88%, and $390,328,729 and 0.93%, respectively.

Under each Agreement, each Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Funds’ custodian, The Bank of New York Mellon. As of June 30, 2015, each Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Funds can create risks. Changes in the value of the Funds’ portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Funds. All costs and expenses related to any form of leverage used by the Funds are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Funds’ investment portfolios, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Funds did not utilize leverage. During periods when BSL and BGB are using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL and BGB did not use leverage because the fees paid are calculated on the basis of BSL and BGB’s Managed Assets, which include the assets purchased through leverage. As of June 30, 2015, BSL’s, BGX’s, and BGB’s leverage represented 33.33%, 32.06% and 33.00% of each Fund’s Managed Assets, respectively.

NOTE 9. TAX BASIS DISTRIBUTIONS

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end: accordingly, tax basis balances have not been determined as of June 30, 2015.

Ordinary income (inclusive of short-term capital gains) and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding term preferred shares, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

As determined on December 31, 2014, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments. The amounts reclassified did not affect net assets. The reclassifications were as follows:

Fund	Decrease Paid-in capital	Increase/(Decrease) Accumulated net investment income/(loss)	Increase/(Decrease) Accumulated net realized gain/(loss) on investments

Blackstone / GSO Senior Floating Rate Term Fund	$(56,182)	$(95,895)	$152,077
Blackstone / GSO Long-Short Credit Income Fund	$–	$321,028	$(321,028)
Blackstone / GSO Strategic Credit Fund	$–	$9,560	$(9,560)

54	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2015 (Unaudited)

The tax character of distributions paid by the Funds during the fiscal years ended December 31, 2014 was as follows:

	Blackstone / GSO Senior	Blackstone / GSO Long-Short	Blackstone / GSO Strategic
2014	Floating Rate Term Fund	Credit Income Fund	Credit Fund

Distributions Paid From:
Ordinary Income	$14,627,457	$12,778,678	$52,804,338
Long-Term Capital Gain	594,237	183,372	–
Return of Capital	4,117,920	2,229,733	4,544,728

Total	$19,339,614	$15,191,783	$57,349,066

At December 31, 2014, the Funds had available for federal tax purposes unused capital loss carryforwards, which are available to offset future realized gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward losses are as follows:

Fund		Short Term	Long Term

Blackstone / GSO Senior Floating Rate Term Fund		$–	$2,427,547
Blackstone / GSO Long-Short Credit Income Fund		$68,674	$760,765
Blackstone / GSO Strategic Credit Fund		$–	$–
The Funds elects to defer to the period ending December 31, 2015, capital losses recognized during the period November 1, 2014 to December 31, 2014 in the amount of:
Fund			Capital Losses

Blackstone / GSO Senior Floating Rate Term Fund			$234,988
Blackstone / GSO Long-Short Credit Income Fund			$124,018
Blackstone / GSO Strategic Credit Fund			$251,491
The Funds elects to defer to the period ending December 31, 2015, late year ordinary losses in the amount of:
Fund			Ordinary Losses

Blackstone / GSO Senior Floating Rate Term Fund			$–
Blackstone / GSO Long-Short Credit Income Fund			$–
Blackstone / GSO Strategic Credit Fund			$55,896
At December 31, 2014, the components of distributable earnings on a tax basis for the Funds were as follows:
	Blackstone / GSO Senior	Blackstone / GSO Long-Short	Blackstone / GSO Strategic
	Floating Rate Term Fund	Credit Income Fund	Credit Fund

Undistributed ordinary income	$–	$–	$–
Accumulated capital gains/losses	(2,662,535)	(953,457)	(251,491)
Unrealized appreciation	(8,299,338)	(9,790,461)	(37,081,691)
Other Cumulative effect of timing differences	–	19,577	(55,896)

Total	$(10,961,873)	$(10,724,341)	$(37,389,078)

Semi-Annual Report | June 30, 2015	55

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2015 (Unaudited)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2015, were as follows:

	Blackstone / GSO Senior	Blackstone / GSO Long-Short	Blackstone / GSO Strategic
	Floating Rate Term Fund	Credit Income Fund	Credit Fund

Cost of investments for income tax purposes	$417,031,066	$335,089,292	$1,210,688,960

Gross appreciation (excess of value over tax cost)	$2,656,458	$2,721,178	$11,452,476
Gross depreciation (excess of tax cost over value)	(9,823,545)	(8,397,075)	(39,458,801)

Net unrealized depreciation	$(7,167,087)	$(5,675,897)	$(28,006,325)

NOTE 10. SUBSEQUENT EVENTS

Shareholder Distributions for BSL: On July 31, 2015 and August 20, 2015, BSL paid regularly scheduled distributions in the amount of $0.09 per share to shareholders of record as of July 24, 2015 and August 24, 2015, respectively.

Shareholder Distributions for BGX: On July 31, 2015 and August 20, 2015, BSL paid regularly scheduled distributions in the amount of $0.098 per share to shareholders of record as of July 24, 2015 and August 24, 2015, respectively.

Shareholder Distributions for BGB: On July 31, 2015 and August 20, 2015, BSL paid regularly scheduled distributions in the amount of $0.105 per share to shareholders of record as of July 24, 2015 and August 24, 2015, respectively.

BGX Leverage: On July 28, 2015, BGX’s line of credit agreement, dated July 29, 2014, was amended to extend the maturity to July 27, 2016 and increase the borrowing rate to 0.75% above LIBOR.

56	www.blackstone-gso.com

Blackstone / GSO Funds	Summary of Dividend Reinvestment Plan
June 30, 2015 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may ‘‘opt-in’’ to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Funds’ Board of Trustees declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ‘‘determination date’’) is equal to or exceeds 98% of the net asset value per common share, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or

(b) 95% of the market price per common share on the determination date.

(2) If 98% of the net asset value per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

Semi-Annual Report | June 30, 2015	57

Blackstone / GSO Funds	Additional Information
June 30, 2015 (Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available (1) on the Funds’ website located at http://www.blackstone-gso.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (the “PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Funds’ website located at http://www.blackstone-gso.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Funds’ website located at http://www.blacksone-gso.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

Tax Information. Of the ordinary income (including short-term capital gains) distributions made by BSL during the fiscal period ended December 31, 2014, 0% qualifies for the dividend received deduction available to stockholders. The amount of long-term capital gains paid for the fiscal period ended December 31, 2014 was $594,237. For the fiscal period ended December 31, 2014, 0% of the taxable investment income qualifies for the 15% dividend tax rate.

Of the ordinary income (including short-term capital gain) distributions made by BGX during the fiscal period ended December 31, 2014, 0% qualifies for the dividend received deduction available to stockholders. The amount of long-term capital gains paid for the fiscal period ended December 31, 2014 was $183,372. For the fiscal period ended December 31, 2014, 0% of the taxable investment income qualifies for the 15% dividend tax rate.

Of the ordinary income (including short-term capital gain) distributions made by BGB during the fiscal period ended December 31, 2014, 0% qualifies for the dividend received deduction available to stockholders. The amount of long-term capital gains paid for the fiscal period ended December 31, 2014 was $0. For the fiscal period ended December 31, 2014, 0% of the taxable investment income qualifies for the 15% dividend tax rate.

BSL Meeting of Shareholders – Voting Results

On April 22, 2015, BSL held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of two (2) Trustees of BSL, to hold office for the term indicated and until his successor shall have been elected and qualified.

Election of Thomas W. Jasper as Class I Trustee of BSL, term to expire at 2018 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	10,498,037	98.08%
Withheld	205,733	1.92%
TOTAL	10,703,770	100.00%
Election of Gary S. Schpero as Class I Trustee of BSL, term to expire at 2018 Annual Meeting
	Number of Shares	% of Shares Voted
Affirmative	10,500,655	98.10%
Withheld	203,115	1.90%
TOTAL	10,703,770	100.00%

58	www.blackstone-gso.com

Blackstone / GSO Funds	Additional Information
June 30, 2015 (Unaudited)

BGX Meeting of Shareholders – Voting Results

On April 22, 2015, BGX held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of two (2) Trustees of BGX, to hold office for the term indicated and until his successor shall have been elected and qualified.

Election of Thomas W. Jasper as Class I Trustee of BGX, term to expire at 2018 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	8,275,597	89.75%
Withheld	944,611	10.25%
TOTAL	9,220,208	100.00%

Election of Gary S. Schpero as Class I Trustee of BGX, term to expire at 2018 Annual Meeting
	Number of Shares	% of Shares Voted
Affirmative	8,272,021	89.72%
Withheld	948,187	10.28%
TOTAL	9,220,208	100.00%
BGB Meeting of Shareholders – Voting Results
On April 22, 2015, BGB held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of two (2) Trustees of BGB, to hold office for the term indicated and until his successor shall have been elected and qualified.

Election of Thomas W. Jasper as Class I Trustee of BGB, term to expire at 2018 Annual Meeting
	Number of Shares	% of Shares Voted
Affirmative	34,461,124	92.03%
Withheld	2,982,593	7.97%
TOTAL	37,443,717	100.00%

Election of Gary S. Schpero as Class I Trustee of BGB, term to expire at 2018 Annual Meeting
	Number of Shares	% of Shares Voted
Affirmative	34,473,368	92.07%
Withheld	2,970,349	7.93%
TOTAL	37,443,717	100.00%

Semi-Annual Report | June 30, 2015	59

Blackstone / GSO Funds	Privacy Procedures
June 30, 2015 (Unaudited)

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
¡ Social Security number and income
¡ Assets and investment experience
¡ Risk tolerance and transaction history

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?

For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes – to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com

60	www.blackstone-gso.com

Blackstone / GSO Funds	Privacy Procedures
June 30, 2015 (Unaudited)

Who we are

Who is providing this notice?

Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Manager Fund and Blackstone Alternative Multi-Strategy Fund, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Income Fund

What we do

How do Blackstone Registered Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

¡  open an account or give us your income information

¡  provide employment information or give us your contact information

¡  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

¡  sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡  affiliates from using your information to market to you

¡  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

¡  Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Blackstone Registered Funds do not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Our joint marketing partners include financial services companies.

Other important information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Semi-Annual Report | June 30, 2015	61

Blackstone / GSO Funds	Approval of Investment Advisory Agreement
June 30, 2015 (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (collectively, the “Board”) of each of Blackstone / GSO Senior Floating Rate Term Fund (“BSL”), Blackstone / GSO Long-Short Credit Income Fund (“BGX”), and Blackstone / GSO Strategic Credit Fund (“BGB,” and together with BSL and BGX, the “Funds” and each a “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve on an annual basis the continuation of the Fund’s investment advisory agreement (each an “Agreement” and, collectively, the “Agreements”) with the Fund’s investment adviser, GSO / Blackstone Debt Funds Management LLC (the “Adviser”). At a joint meeting (the “Contract Renewal Meeting”) held in person on May 21, 2015, the Board of each Fund, including the Independent Trustees, considered and approved the continuation of each Agreement for an additional one-year term. To assist in its consideration of the renewal of each of the Agreements, the Board requested, received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Adviser, as well as the advisory arrangements for the Funds, certain portions of which are discussed below. The presentation made by the Adviser to the Board at the Contract Renewal Meeting in connection with its evaluation of the Agreements encompassed all of the Funds. In addition to the Contract Renewal Information, the Board received performance and other information since each Fund’s inception related to the services rendered by the Adviser to such Fund. The Board’s evaluation took into account the information received since each Fund’s inception and also reflected the knowledge and familiarity gained as members of the Board with respect to the investment advisory and other services provided to each Fund by the Adviser under the Fund’s Agreement.

Board Approval of the Continuation of the Agreements

In its deliberations regarding renewal of each Agreement, the Board, including the Independent Trustees, considered various factors, including those set forth below.

Nature, Extent and Quality of the Services Provided to each Fund under the Agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Funds by the Adviser under the Agreements. The Board also reviewed Contract Renewal Information regarding the Funds’ compliance policies and procedures established pursuant to the 1940 Act and considered each Fund’s compliance record during the previous year and since its inception.

The Board reviewed the qualifications, backgrounds and responsibilities of the Funds’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of each Fund. The Board also considered, based on its knowledge of the Adviser and its affiliates, the Contract Renewal Information and the Board’s discussions with the Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Adviser and its affiliates and the financial resources of the corporate parent of the Adviser, The Blackstone Group L.P., available to support the Adviser’s activities in respect of the Funds.

The Board considered the responsibilities of the Adviser under each Fund’s Agreement, including the Adviser’s coordination and oversight of the services provided to the Fund by other unaffiliated parties.

In reaching its determinations regarding continuation of each Fund’s Agreement, the Board took into account that such Fund’s shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Adviser, as well as the resources available to the Adviser, in purchasing their shares.

Fund Performance

Among other things, the Board received and considered information and analyses (the “Morningstar Performance Information”) comparing the performance of each Fund with a group of funds (the “Peer Group”) selected by Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, from its US Senior Loan Funds Leveraged CEF classification (the “Morningstar Senior Loan Leveraged Classification”), which consisted of 25 closed-end funds for the 1-year period ended March 31, 2015 (the “1-year period”) and of 21 closed-end funds for the 3-year period ended such date (the “3-year period”). The Peer Group funds were selected from the Morningstar Senior Loan Leveraged Classification to be more comparable to the Funds based upon Morningstar’s consideration of the constituent funds’ investment style, share class characterization, and assets. The Board was provided with a description of the methodology used by Morningstar to select each Fund’s Peer Group. In addition, each of the members of the Board participated in a conference call and webinar with Morningstar regarding its peer grouping methodology and reporting format in advance of the Contract Renewal Meeting. The Board noted Morningstar’s advice that the relatively limited number of closed-end funds compared to the open-end fund universe poses particular challenges for peer grouping.

The Peer Group for BSL consisted of 11 funds for the 1-year period and 10 funds for the 3-year period, including BSL, with historical net portfolio allocations to bank loans exceeding 75%. The Peer Group for BGX and BGB was the same and consisted of 9 funds for the 1-year period and 5 funds for the 3-year period, including BGX and BGB when applicable, with historical portfolio allocations to bank loans greater than 20% and allowances for high-yield bonds. The Board noted that it had received and discussed with the Adviser information at periodic intervals since each Fund’s inception comparing such Fund’s performance against its benchmarks and its Peer Group funds. The Board considered the return volatility and Sharpe ratio (a measure of portfolio risk) of each Fund relative to its Peer Group funds. The performance discussion below focuses on the comparison of the Funds’ performance relative to the Peer Groups, rather than to the broader Morningstar Senior Loan Leveraged Classification.

62	www.blackstone-gso.com

Blackstone / GSO Funds	Approval of Investment Advisory Agreement
June 30, 2015 (Unaudited)

BSL

The Morningstar Performance Information comparing BSL’s performance to that of the Peer Group based on net asset value (“NAV”) per share showed, among other things, that BSL’s gross returns for the 1- and 3-year periods ranked fourth and sixth, respectively, among the funds in its Peer Group for those periods. In these performance rankings, first represents the fund with the best performance in the Peer Group. The Morningstar Performance Information also showed that BSL’s net returns for the 1- and 3-year periods ranked ninth and tenth, respectively, among the funds in its Peer Group for those periods. The Fund’s net performance was lower than the Peer Group median performance in each of the 1- and 3-year periods. The Board also considered BSL’s performance relative to its benchmark and in absolute terms. The Adviser noted that BSL’s gross NAV returns outperformed its benchmark for the 1- and 3-year periods. Moreover, the Adviser noted that on a net NAV return basis, the Fund underperformed its benchmark for the 1-year period but outperformed its benchmark for the 3-year period.

BGX

The Morningstar Performance Information comparing BGX’s performance to that of the Peer Group based on NAV per share showed, among other things, that BGX’s gross returns for the 1- and 3-year periods ranked seventh and fifth, respectively, among the funds in its Peer Group for those periods. The Morningstar Performance Information also showed that BGX’s net return for each of the 1- and 3-year periods ranked fifth among the funds in its Peer Group for that period. The Fund’s net performance was equal to the Peer Group median performance in the 1-year period but lower than the Peer Group median performance in 3-year period. The Board also considered BGX’s performance relative to its benchmark and in absolute terms. The Adviser noted that BGX on a gross NAV return basis outperformed its benchmark for the 1- and 3-year periods. On a net NAV return basis, BGX underperformed its benchmark for the 1-year period but outperformed its benchmark for the 3-year period.

BGB

The Morningstar Performance Information comparing BGB’s performance to that of the Peer Group based on NAV per share showed, among other things, that BGB’s gross return for the 1-year period ranked third among the funds in its Peer Group and that its net NAV return for the 1-year period ranked fourth among the Peer Group funds. The Fund’s net performance was higher than the Peer Group median performance in the 1-year period. The Board also considered BGB’s performance relative to its benchmark and in absolute terms. The Adviser noted that BGB on a gross NAV return basis outperformed its benchmark for the 1-year period but underperformed its benchmark on a net NAV return basis for that period.

In assessing Fund performance, the Board noted that the small number of funds in the Peer Groups for BSL, BGX and BGB made meaningful performance comparisons difficult. In addition to the Morningstar Performance Information, the Board considered and gave significant weight to information provided by the Adviser regarding the Funds and the Morningstar Senior Loan Leveraged Classification and their respective Peer Groups as to differences in each fund’s portfolio composition by asset class, credit rating, investment size, and other relevant metrics. The Board noted the Adviser’s efforts to maintain each Fund’s level of distributions to shareholders at a competitive level in light of the prevailing low interest rate environment and credit market conditions. The Board noted further, however, that there could be no assurance that each Fund’s past levels of distribution will continue in light of the prevailing low interest rate environment. The Board also noted the comprehensive and rigorous credit review and other processes employed by the Adviser in managing the Funds’ investment portfolios as well as the Adviser’s arranging and management of the respective Funds’ leverage, including its efforts in refinancing the leverage arrangements for BSL. Based on its review, the Board concluded that, under the circumstances, each Fund’s performance supported continuation of its Agreement for an additional period of one year.

In addition to the Morningstar Performance Information, the Board received and reviewed performance information (the “Lipper Performance Information”) for each Fund, as well as a group of funds selected by Lipper, Inc. (“Lipper”), another independent provider of investment company data. The Board, however, focused on the performance comparisons provided in the Morningstar Performance Information based upon its understanding, after discussions with the Adviser, of the respective peer grouping methodologies used by Morningstar and Lipper for performance comparisons and the comparability of funds included in the Morningstar Performance Information and Lipper Performance Information performance comparisons, as well as its preference for Morningstar’s additional analyses of the performance comparison results and its reporting format.

Management Fees and Expenses

The Board reviewed and considered the investment advisory fee (the “Advisory Fee”) payable by each Fund to the Adviser under its Agreement in light of the nature, extent and overall quality of the investment advisory and other services provided by the Adviser to the Fund.

Additionally, the Board received and considered information and analyses (the “Morningstar Expense Information”) prepared by Morningstar, comparing, among other things, the Advisory Fee for each Fund and each Fund’s overall expenses with the Morningstar Senior Loan Leveraged Classification and the Fund’s Peer Group. The comparison was based upon the constituent funds’ latest fiscal years. The discussion below focuses on the Funds’ expenses relative to their respective Peer Groups, rather than to the broader Morningstar Senior Loan Leveraged Classification.

Semi-Annual Report | June 30, 2015	63

Blackstone / GSO Funds	Approval of Investment Advisory Agreement
June 30, 2015 (Unaudited)

BSL

BSL’s Peer Group funds had average common share net assets ranging from $128.1 million to $1.28 billion. Seven of the other funds in the Peer Group were larger than BSL and three were smaller. The Morningstar Expense Information, comparing BSL’s actual total expenses to the Peer Group, showed, among other things, that the Fund’s actual Advisory Fee (i.e., giving effect to any voluntary fee waivers implemented by the Adviser with respect to the Fund and by the managers of the other Peer Group funds) compared on the basis of common share assets ranked second highest among the 11 funds in the Peer Group and was higher (i.e., worse) than the Peer Group median for that expense component. The Fund’s actual total expenses compared on the basis of common share assets also ranked second highest among the funds in the Peer Group and were higher than the Peer Group median. In reviewing the Fund’s actual total expenses, the Board considered the additional expense incurred by BSL due to accelerated amortization of the deferred financing cost associated with the original issuance of BSL’s leverage, which increased the Fund’s total expense ratio in the near term but, according to the Adviser, should reduce the Fund’s total expense ratio over the future periods. Moreover, the Morningstar Expense Information itself noted that at $288 million, the Fund’s asset size was slightly below the Peer Group median size and that the Fund did not benefit from the economies of scale realized by larger funds.

BGX

BGX’s Peer Group funds had average common share net assets ranging from $199.2 million to $1.06 billion. Seven of the other funds in the Peer Group were larger than BGX and one was smaller. The Morningstar Expense Information, comparing BGX’s actual total expenses to the Fund’s Peer Group, showed, among other things, that the Fund’s actual Advisory Fee compared on the basis of common share assets ranked third lowest among the 9 funds in BGX’s Peer Group and was lower than the Peer Group median for that expense component. The Fund’s actual total expenses compared on the basis of common share assets ranked second lowest among the funds in the Peer Group and were lower (i.e., better) than the Peer Group median.

BGB

BGB’s Peer Group funds had average common share net assets ranging from $199.2 million to $1.06 billion. One of the other funds in the Peer Group was larger than BGB and seven were smaller. The Morningstar Expense Information, comparing BGB’s actual total expenses to the Fund’s Peer Group, showed, among other things, that the Fund’s actual Advisory Fee compared on the basis of common share assets ranked fifth among the funds in the Peer Group and was at the Peer Group median for that expense component. The Fund’s actual total expenses compared on the basis of common share assets ranked fifth among the funds in the Peer Group and were at the Peer Group median.

In its evaluation of the Advisory Fee and Morningstar Expense Information for each Fund, the Board took into account the complexity of such Fund’s investment program and the comprehensive and rigorous credit review and other processes employed by the Adviser in managing the Funds’ investment portfolios, including the Adviser’s prominence in the leveraged finance market and the strength of its investment management team and trading and middle office support. The Board further noted Morningstar’s advice that the relatively limited number of closed-end funds compared to the open-end fund universe poses particular challenges for peer grouping and that the small number and varying sizes of funds in the Funds’ Peer Groups made meaningful expense comparisons difficult as smaller funds, such as BSL and BGX, may be disadvantaged in comparison with larger funds that have greater opportunities for economies of scale. The Board also considered the Adviser’s belief that other Peer Group funds are parts of larger fund complexes than the Funds’ fund complex, which contributes to reduced cost opportunities for those funds owing to economies of scale. In the case of BSL, the Board further considered that, according to the Adviser, BSL’s cost of leverage was higher compared to the cost of leverage of other peer funds in periods prior to October 2014, when the Fund’s leverage was refinanced, and the Adviser’s belief that the reduced cost of leverage resulting from the refinancing is expected to result in a lower total expense ratio for BSL in future periods.

In addition to the Morningstar Expense Information, the Board received and reviewed expense information (the “Lipper Expense Information”) for each Fund, as well as a group of funds selected by Lipper. The Board, however, focused on the expense comparisons provided in the Morningstar Expense Information based upon its understanding, after discussions with the Adviser, of the respective peer grouping methodologies used by Morningstar and Lipper for expense comparisons and the comparability of funds included in the Morningstar Expense Information and Lipper Expense Information expense comparisons, as well as its preference for Morningstar’s additional analyses of the expense comparison results and its reporting format.

The Board also considered Contract Renewal Information regarding fees (including sub-advisory fees) charged by the Adviser to other U.S. clients investing primarily in an asset class similar to that of the Funds, including, where applicable, institutional commingled funds and exchange-traded funds. The Board was advised that the base fees paid by such institutional and other clients generally are lower, and may be significantly lower, than the Advisory Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Funds and to these other clients, noting that the Funds were subject to heightened regulatory requirements relative to institutional clients; that the Funds were provided with administrative services, office facilities and Fund officers (including each Fund’s chief executive, chief financial and chief compliance officers); and that the Adviser coordinates and oversees the provision of services to the Funds by other fund service providers. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

64	www.blackstone-gso.com

Blackstone / GSO Funds	Approval of Investment Advisory Agreement
June 30, 2015 (Unaudited)

Taking all of the above into consideration, the Board determined that the Advisory Fee for each Fund was reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to such Fund under its Agreement.

Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Adviser and its affiliates in providing services to each Fund for the past year and since such Fund’s inception. In addition, the Board received Contract Renewal Information with respect to the Adviser’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability analysis, among other things, indicated that the profitability to the Adviser in providing investment advisory and other services to each Fund was at a level which was not considered excessive by the Board in light of the nature, extent and overall quality of such services.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Adviser would realize economies of scale if either the Funds’ assets grow. The Board noted that because each Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of each Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Advisory Fee structure was appropriate under present circumstances.

Other Benefits to the Adviser

The Board considered other benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with each of the Funds and did not regard such benefits as excessive.

* * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of each Agreement for the next year, and each Board member attributed different weights to the various factors. The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by counsel to the Funds discussing its responsibilities in connection with the proposed continuation of the Agreement as part of the Contract Renewal Information and the Independent Trustees separately received a memorandum as to their responsibilities in this regard from their independent counsel. Prior to voting, the Independent Trustees discussed the proposed continuation of each Agreement in light of their responsibilities in a private session with their independent legal counsel at which no representatives of the Adviser or Fund management were present.

Semi-Annual Report | June 30, 2015	65

Blackstone / GSO Funds	Trustees & Officers
June 30, 2015 (Unaudited)

The oversight of the business and affairs of the Funds is vested in the Board of Trustees. The Board of Trustees is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers were appointed by the Board of Trustees to hold office until removed or replaced by the Board of Trustees or until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Trustees, the Funds’ officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Edward H. D’Alelio	Lead Independent	Trustee Since:	Mr. D’Alelio was formerly a	6	None
Birth Year: 1952	Trustee and member of Audit and Nominating and Governance Committees	BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2017 BGX: 2017 BGB: 2017	Managing Director and CIO for Fixed Income at Putnam Investments, Boston where be retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.
Michael Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2016 BGX: 2016	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	6	The China Fund, Inc.; The Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund.
		BGB: 2016
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2018 BGX: 2018	Mr. Jasper is the Managing Partner of Manursing Partners LLC. He was Chief Executive Officer of Primus Guaranty, Ltd. from 2001-2010.	6	None
		BGB: 2018
Gary S. Schpero Birth Year: 1953	Trustee, member of Audit Committee and Chairman of Nominating and Governance Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2018 BGX: 2018 BGB: 2018	Retired. Prior to January 2000, Mr. Schpero was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	3	EQ Advisors Trust; 1290 Funds

66	www.blackstone-gso.com

Blackstone / GSO Funds	Trustees & Officers
June 30, 2015 (Unaudited)

INTERESTED TRUSTEE(2)
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee and member of Pricing Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2016 BGX: 2016 BGB: 2016	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.	3	None

OFFICERS
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.
Eric Rosenberg Birth Year: 1968	Chief Financial Officer and Treasurer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Rosenberg is a Managing Director and Chief Financial Officer of GSO. He joined GSO in 2008. Prior to that time he spent over 10 years in the prime brokerage business of Goldman, Sachs & Co.
Lee M. Shaiman Birth Year: 1956	Executive Vice President and Assistant Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Mr. Shaiman will retire on or before September 30, 2015	Mr. Shaiman is a Managing Director of GSO and is the Senior Portfolio Manager of the Funds. Mr. Shaiman joined GSO from Royal Bank of Canada in July 2005 where he was a Managing Partner and Head of Portfolio Management and Credit Research in the Debt Investments group.
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Counsel and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Beeney is a Managing Director, Chief Legal Officer and Chief Compliance Officer of GSO. From March 2007 to December 2008, she served as Counsel and Director of GSO. Prior to that time she was with the finance group of DLA Piper since 2005.

Semi-Annual Report | June 30, 2015	67

Blackstone / GSO Funds	Trustees & Officers
June 30, 2015 (Unaudited)

OFFICERS (continued)
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Jane Lee Birth Year: 1972	Public Relations Officer	Officer Since: BSL: November 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite

Ms. Lee is a Managing Director of GSO and Head of GSO / Blackstone’s capital formation efforts. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.

(1)

The “Fund Complex” consists of the Funds, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund, as well as Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund.

(2)	“Interested person” of the Funds as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

68	www.blackstone-gso.com

Trustees

Daniel H. Smith, Jr.

Chairman of the Board of Trustees

Thomas W. Jasper

Michael Holland

Edward H. D’Alelio

Gary S. Schpero

Investment Manager

GSO / Blackstone Debt Funds

    Management LLC

345 Park Avenue, 31st Floor

New York, New York 10154

Administrator

ALPS Fund Services, Inc.

1290 Broadway, 11th Floor

Denver, Colorado 80203

Custodian

The Bank of New York Mellon, N.A.

2 Hanson Place, 8th Floor

Brooklyn, New York 11217

Transfer Agent

Computershare

480 Washington Blvd.

Jersey City, New Jersey 07310

Fund Officers

Daniel H. Smith, Jr.

    President and Chief Executive Officer

Eric Rosenberg

    Chief Financial Officer

Lee M. Shaiman

    Executive Vice President

    and Assistant Secretary

Marisa Beeney

    Chief Compliance Officer,

    Chief Legal Officer and Secretary

Jane Lee

    Public Relations Officer

DRIP Administrator

Computershare

P.O. Box 358035

Pittsburgh, Pennsylvania 15252

Independent Registered Public

    Accounting Firm

Deloitte & Touche LLP

555 17th Street, Ste 3600

Denver, Colorado 80202

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue New York,

New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Senior Floating Rate Income Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

Information on the Funds is available at www.blackstone-gso.com.

1.877.876.1121 | WWW.BLACKSTONE-GSO.COM

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this Report.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: June 30, 2015

The professionals for the registrant (also referred to as the “Fund”) primarily responsible for the day-to-day management of the Fund are Lee Shaiman and Gordon McKemie. Mr. Shaiman is the lead portfolio manager of the Fund. Mr. Shaiman will retire from GSO / Blackstone Debt Funds Management LLC (the “Adviser”) on or prior to September 30, 2015 and will transition his portfolio management responsibilities to Robert Zable at that time. The U.S. Syndicated Credit Investment Committee (the “Investment Committee”) of the Adviser approves investments made by the Fund, but is not primarily responsible for the Fund’s day-to-day management. For more information about Mr. Zable, and the Investment Committee, please see the Fund’s latest annual filing on Form N-CSR.

Portfolio Manager Name	Title	Length of Service	Business Experience During Past 5 Years
Gordon McKemie	Portfolio Manager	Since April 2015	Mr. McKemie is a Vice President of the Adviser and is also responsible for the evaluation and ongoing analysis of primary and secondary fixed income investments across multiple industries. Before joining the Adviser, Mr. McKemie was an Associate in Leveraged Finance at Citigroup and an Assistant Vice President in high yield research at Barclays Capital, after beginning his career at Lehman Brothers. Mr. McKemie received a B.B.A. from Goizueta Business School at Emory University and is a CFA Charterholder.

(a)(2) As of: June 30, 2015

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Material Conflicts if Any
Gordon McKemie					See below(1)
Registered Investment Companies	4	$2.6 billion*	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

* Including the registrant.

(1) Potential Conflicts of Interest

The Adviser (including the portfolio manager), The Blackstone Group L.P. (together with its affiliates, “Blackstone”) and their respective affiliates will be subject to certain conflicts of interest. These conflicts will arise primarily from the involvement of the Adviser, Blackstone and their respective affiliates, or collectively, the “Firm,” in other activities that may conflict with the activities of each of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund (collectively, the “Funds”). Fund shareholders should be aware that individual conflicts will not necessarily be resolved in favor of the Funds’ interest.

Broad and Wide-Ranging Activities

The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm may engage in activities where the interests of certain divisions of the Firm or the interests of its clients may conflict with the Funds’ or the interests of the Funds’ shareholders. Other present and future activities of the Firm may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner, subject to applicable law.

The Firm’s Policies and Procedures

Specified policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions reduce the synergies across Blackstone’s various businesses that the Funds expect to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has various asset management, investment banking, advisory and other businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. Furthermore, in addressing related conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that reduce the positive synergies that the Funds expect the Adviser to utilize for purposes of recommending investment opportunities. Additionally, the Firm may limit the Funds and/or its portfolio companies from engagement in agreements with, or related to, companies of an Other Account (defined below) and/or from time to time restrict or otherwise limit the ability of the Funds and/or its portfolio companies to engage in businesses or activities competitive with such companies of Other Accounts, either as a result of contractual restrictions or otherwise. Finally, the Firm has in the past and is likely in the future to enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Funds, may require the Funds to share such opportunities or otherwise limit the amount of an opportunity the Funds can otherwise take.

Investment Banking, Advisory and Other Relationships

As part of its regular business, the Firm provides a broad range of investment banking, advisory, underwriting, placement agent and other services. In addition, the Firm may provide services in the future beyond those currently provided. The Funds will not receive a benefit from fees received in connection with such services. In such a case, an Other Account of the Firm would typically require the Firm to act exclusively on its behalf. This Other Account request may preclude all Firm affiliated clients, including the Funds, from participating in related transactions that would otherwise be suitable. The Firm will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Funds. In connection with its investment banking, advisory and other businesses, the Firm may come into possession of information that limits its ability to engage in potential transactions. The Funds’ activities are expected to be constrained as a result of the inability of the Adviser personnel to use such information. For example, employees of the Firm from time to time are prohibited by law or contract from sharing information with the Adviser’s portfolio managers. Additionally, there are expected to be circumstances in which one or more individuals associated with the Firm will be precluded from providing services related to the Funds’ activities because of certain confidential information available to those individuals or to other parts of the Firm (e.g., trading may be restricted). Where the Firm is engaged to find buyers or financing sources for potential sellers of assets, the seller may permit the Funds to act as a participant in such transaction (as a buyer or financing participant), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price and certain other financial terms) and also be subject to the limitations of the 1940 Act.

The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction, the Adviser will consider those relationships and may determine to not consider the investment for the Funds as a result of such relationships, as may be permitted by law. The Funds may also co-invest with clients of Blackstone in particular investment opportunities, and the relationship with such clients could influence the decisions made by the Adviser with respect to such investments, as may be permitted by law and in accordance with the Adviser’s applicable procedures.

The Firm may represent creditors or debtors in restructuring or reorganization proceedings or negotiations, including under Chapter 11 of the U.S. Bankruptcy Code or prior to such filings. From time to time the Firm may serve as advisor to creditor or equity committees. Any such involvement, for which the Firm may be compensated and which compensation will not be passed through to the Funds, is expected to limit or preclude the flexibility that the Funds may otherwise have to participate in restructurings. Alternatively, the Funds may liquidate any existing positions of the applicable issuer. If that were to occur, the Funds may be foregoing returns the Funds would have realized had the investment not been sold. The inability to transact in any security, derivative or loan held by the Funds could result in significant losses to the Funds.

Allocation of Opportunities

Certain inherent conflicts of interest arise from the fact that the Firm provides investment advisory or sub-advisory services both to the Funds and other clients, including other investment funds, and any other investment vehicles that the Adviser or its affiliates may establish from time to time, as well as client accounts (including one or more managed accounts (or other similar arrangements, including those that may be structured as one or more entities) and proprietary accounts managed by the Firm in which the Funds will not have an interest (such other clients, funds and accounts, collectively the “Other Adviser Accounts”). In addition, the Firm provides investment management services to other clients, including other investment funds, and any other investment vehicles that Blackstone or any of its affiliates may establish from time to time, client accounts, and proprietary accounts in which the Funds will not have an interest (such other clients, funds and accounts, collectively, the “Other Blackstone Accounts” and, together with the Other Adviser Accounts, the “Other Accounts”). The respective investment programs of the Funds and the Other Accounts may or may not be substantially similar. The Firm may give advice and recommend investments or actions to Other Accounts, in accordance with the investment objectives and strategies of such Other Accounts, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Funds although it is Adviser’s policy, to the extent reasonably practicable, to recommend for allocation and/or allocate investment opportunities to the Funds on a fair and equitable basis over time relative to its Other Accounts, even though their investment mandates have elements in common with those of the Funds. The Adviser or its affiliates may enter into transactions for Other Accounts where they have investment discretion that the Adviser determines not invest on behalf of the Funds for regulatory, investment or other reasons. Affiliates of the Adviser engage in an investment advisory business separate from the Adviser, including with respect to accounts that compete with the Funds, and have no obligation to make investment opportunities available to the Funds.

While the Adviser will seek to manage potential conflicts of interest in good faith, the portfolio transactions effected by the Adviser and Blackstone in managing their respective Other Accounts could conflict with the transactions and strategies utilized by the Adviser in providing investment advisory services to the Funds and may affect the prices and availability of the securities and instruments in which the Funds invest. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Funds and Other Accounts.

The Adviser may have a conflict of interest in allocating investment opportunities between the Funds and Other Accounts, including where the Adviser may be incentivized to invest on behalf of the Funds that may favor the interests of an affiliate or Other Accounts. This potential conflict may be exacerbated where the Adviser has more attractive incentive fees for such Other Accounts, or where individuals of the Adviser who are responsible for selecting investments for the Funds have large personal stakes in Other Accounts, or where personnel of the Adviser benefit directly or indirectly from compensation generated by Other Accounts. In each such case, such transactions will be governed by, and the Adviser will allocate or make allocation recommendations in accordance with, procedures designed and adopted by the Adviser to manage such conflicts of interest.

Certain distressed investment opportunities may offer high potential returns, but may not, in the judgment of the Adviser, be suitable for the Funds. As a result, such investment opportunities may be allocated to Other Accounts with similar investment strategies as the Funds and may not be allocated to the Funds. Such investments, while high risk, can at times offer exceptional returns, and the Funds may not be able to participate in these returns.

The Adviser is committed to transacting in securities and loans in a manner that is consistent with the Funds’ investment objectives and those of the Other Accounts, and to allocating investment opportunities (including purchase and sale opportunities) among the Funds and the Other Accounts on a fair and equitable basis. In allocating investment opportunities, the Adviser determines which clients’, including the Funds’ and the Other Accounts’, investment mandates are consistent with the investment opportunity taking into account the Funds’ and such Other Account’s risk/return profile, investment guidelines and objectives, and liquidity objectives. As a general matter, investment opportunities will be allocated pro rata among the Funds and the Other Accounts based on their respective targeted acquisition size (which may be based upon available capacity or, in some cases, a specified maximum target size of such client) or targeted sale size (which is generally based upon the position size held by selling clients), in a manner that takes into account the applicable factors listed below. In addition, the Adviser complies with specific allocation procedures set forth in the applicable Fund governing documents and those of Other Accounts and described during the marketing process. While no client will be favored over any other client, in allocating investment opportunities certain clients may have priority over other clients consistent with disclosures made to the applicable investors. Consistent with the foregoing, the Adviser will generally allocate investment opportunities pursuant to certain allocation methodologies as appropriate depending on the nature of the investment. Notwithstanding the foregoing, investment opportunities may be allocated in a manner that differs from such methodologies but is otherwise fair and equitable to the Funds and the Other Accounts taken as a whole (including, in certain circumstances, a complete opt-out for the Funds or an Other Account from an allocation). In instances where the Funds and Other Accounts target different strategies but overlap with respect to certain investment opportunities, the Adviser may determine that a particular investment most appropriately fits within the portfolio and strategy focus of the relevant Other Account and may allocate the investment to such Other Account but not to the Funds. Any such allocations must be documented in accordance with the Adviser’s procedures and be undertaken with reference to one or more of the following considerations: (a) the risk-return and target-return profile of the investment opportunity relative to the Funds’ and the Other Accounts’ current risk profile; (b) the Funds’ or the Other Accounts’ investment guidelines, restrictions, terms and objectives, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings; (c) the need to re-size risk in the Funds’ or the Other Accounts’ portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in the Funds’ and the Other Accounts’ portfolios) and taking into account any existing non-pro rata investment positions in such portfolios; (d) the Funds’ and the Other Accounts’ liquidity considerations, including during a ramp-up or wind-down of the Funds or Other Accounts, proximity to the end of the Funds’ or the Other Accounts’ specified terms or investment period, any redemption/withdrawal requests, anticipated future contributions and available cash; (e) tax consequences; (f) regulatory or contractual restrictions or consequences; (g) avoiding de minimis or odd lot allocations; (h) availability and degree of leverage and any requirements or other terms of any existing leverage facilities; (i) the Funds’ or the Other Accounts’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector; (j) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Funds or an Other Account; (k) managing any actual or potential conflict of interest; (l) with respect to investments that are made available to the Adviser by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts) which may not be available for the Funds or the Other Accounts, the absence of such relationships; and (m) any other considerations deemed relevant by the Adviser and its affiliates. Because of these and other factors, certain Other Accounts may effectively have priority in investment allocations over the Funds, notwithstanding the Adviser’s general policy of pro rata allocation. Individual conflicts will not necessarily be resolved in favor of the Funds’ interests, but the Funds will be treated fairly and equitably over time and in a manner consistent with the Adviser’s fiduciary duties.

Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which the Adviser or its affiliates consider equitable.

From time to time, the Adviser expects the Funds and Other Accounts to make investments at different levels of a borrower’s or an issuer’s capital structure or otherwise in different classes of a borrower’s or an issuer’s securities, as may permitted by law and subject to compliance with appropriate procedures. When making such investments, the Adviser expects the Funds and such Other Accounts to have conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. To the extent that the Funds hold interests that are different (or more senior or junior) than those held by the Other Accounts, the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts are in conflict with those of the Funds. Furthermore, it is possible that the Funds’ interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts’ involvement and actions relating to their investment. In addition, when the Funds and Other Accounts hold investments in the same borrower or issuer (including in the same level of the capital structure), the Funds may be prohibited by applicable law from participating in restructuring, work-outs, renegotiations or other activities related to its investment in the borrower or issuer due to the fact that Other Accounts hold investments in the same borrower or issuer. As a result, the Funds may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Funds’ best economic interests to do so. Also, the Funds may be prohibited by applicable law from investing in a borrower or issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Funds to do so. In addition, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Funds and their affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid allocating an investment opportunity to the Funds that it would otherwise allocate, subject to the Adviser’s then-current allocation policy and any applicable exemptive orders over time.

Service Providers

The Funds’ service providers (including lenders, brokers, attorneys and investment banking firms) may be investors in the Funds and/or sources of investment opportunities and counterparties therein. This may influence the Adviser in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for the Funds that require the use of a service provider will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider’s provision of certain investment-related services that the Adviser believes to be of benefit to the Funds or Other Accounts). Advisers and their service providers, or their affiliates, often charge different rates or have different arrangements for specific types of services. Therefore, based on the types of services used by the Funds and their portfolio companies as compared to the Adviser, Blackstone and their affiliates and the terms of such services, the Adviser, Blackstone or their affiliates may benefit to a greater degree from such vendor arrangements than the Funds or their portfolio companies.

Allocation of Personnel

The Adviser and its officers, managers, members and employees will devote as much of their time to the Funds’ activities as the Adviser deems necessary and appropriate. Subject to the terms of the applicable offering and/or governing documents, the Firm expects to form additional investment funds, enter into other investment advisory relationships and engage in other business activities, even though such activities may be in competition with the Funds and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser and its officers, managers, members and employees will not be devoted exclusively to the Funds’ business but will be allocated between the Funds’ business and the management of the assets of other clients of the Adviser.

Material Non-Public Information

The Adviser or certain of its affiliates may come into possession of material non-public information with respect to a borrower or an issuer (or an affiliate). Should this occur, the Adviser would be restricted from buying or selling securities, derivatives or loans of the borrower or the issuer on behalf of the Funds until such time as the information became public or was no longer deemed material to preclude the Funds from participating in an investment. Disclosure of such information to the Adviser’s personnel responsible for the Funds’ affairs will be limited. Therefore, the Funds may not have access to material nonpublic information in the possession of the Firm which might be relevant to an investment decision to be made on the Funds’ behalf, and the Adviser may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Adviser may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold. In addition, the Adviser, in an effort to avoid buying or selling restrictions on behalf of the Funds or other clients of the Adviser or its affiliates, may choose to forego an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as the Funds, are eligible to receive or have received, even if possession of such information would be advantageous to the Funds.

Trading by Firm Personnel

The officers, directors, members, managers and employees of the Adviser or Blackstone may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Firm policies, or otherwise determined from time to time by the Adviser or the Firm, as applicable.

Possible Future Activities

The Firm may expand the range of services that it provides over time. The Firm will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Funds. These clients may themselves represent appropriate investment opportunities for the Funds or may compete with the Funds for investment opportunities.

Portfolio Company Relationships

The entities in which the Funds invest are expected to be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies of Other Accounts managed by the Firm that, although the Firm determines to be consistent with the requirements of such Other Accounts’ governing agreements, may not have otherwise been entered into but for the affiliation with the Firm, and/or that involve fees and/or servicing payments to Firm-affiliated entities from which the Funds will derive no benefit, subject to applicable law. For example, the Firm may offer the Funds’ portfolio companies and portfolio companies of its Other Accounts the opportunity to enter into agreements regarding group procurement (such as a group purchasing organization), benefits management, purchase of insurance policies (which may be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a Firm affiliate, and other similar operational initiatives that, subject to applicable law, may result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company.

With respect to transactions or agreements with portfolio companies, at times if unrelated officers of a portfolio company have not yet been appointed, subject to applicable law, the Firm may be negotiating and executing agreements between the Firm and/or the Funds on the one hand, and the portfolio company or its affiliates on the other hand, including management services agreements or similar agreements, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures the Firm may use to mitigate such conflicts is involving outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms and regulatory restrictions.

From time to time employees of the Firm may serve as directors or advisory board members of certain portfolio companies or other entities. In connection with such services and subject to applicable law, the Firm receives directors’ fees or other similar compensation. Such amounts may, but are not expected to be, material, and will not be passed through to the Funds.

Transactions with Other Accounts

From time to time, the Funds may enter into purchase and sale transactions with Other Accounts. Such transactions will be conducted in accordance with, and subject to, the Adviser’s fiduciary obligations to the Funds, the 1940 Act and the rules thereunder and other applicable law.

Other Affiliate Transactions

The Funds may acquire a security from an issuer in which a separate security has been acquired by other the Adviser or Blackstone affiliates. When making such investments, the Funds and other Adviser or Blackstone affiliates may have conflicting interests. For example, conflicts could arise where the Funds become a lender to a company when an affiliate of the Adviser owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on the Funds’ investment will be equivalent to or better than the returns obtained by the other affiliates.

In addition, the 1940 Act limits the Funds’ ability to enter into certain transactions with certain of the Funds’ affiliates. As a result of these restrictions, the Funds may be prohibited from buying or selling any security directly from or to any portfolio company of a fund or account managed by the Firm. However, the Funds may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Adviser between its interests in the Funds and the portfolio company, in that the ability of the Adviser to act in the Funds’ best interest might be restricted by applicable law. The 1940 Act also prohibits certain “joint” transactions with certain of the Funds’ affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Funds.

Restrictions Arising under the Securities Laws

The Firm’s activities (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by the Funds, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the Funds’ performance.

Senior and Other Advisors

The Adviser may engage and retain senior advisors, industry experts, consultants, and other similar professionals (“Senior and Other Advisors”) who are not employees or affiliates of the Adviser and who, from time to time, receive payments from, or allocations of a profits interest with respect to, portfolio companies (as well as from the Adviser or its clients). In such circumstances, such payments from, or allocations of a profits interest with respect to, portfolio companies and/or clients will not result in the offset of any management fees otherwise due. These Senior and Other Advisors often have the right to co-invest alongside clients, including in those investments in which they are involved, or otherwise participate in equity plans for management of any such portfolio company, and such co-investment and/or participation (which generally would reduce the amount invested by clients in any investment) generally would not be considered as part of the Adviser’s side-by-side co-investment rights. Additionally, and notwithstanding the foregoing, these Senior and Other Advisors may be (or have the preferred right to be) investors in other Advisor clients and/or be permitted to participate in the Adviser’s side-by-side co-investment rights. The nature of the relationship with each of the Senior and Other Advisors and the amount of time devoted or required to be devoted by them varies considerably. In certain cases, they may provide the Adviser with industry-specific insights and feedback on investment themes, assist in transaction due diligence, make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles and serve as executives or directors on the boards of portfolio companies or contribute to the origination of new investment opportunities. In certain instances, the Adviser has formal arrangements with these Senior and Other Advisors (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They are either compensated (including pursuant to retainers and expense reimbursement) by the Adviser, the relevant clients, and/or portfolio companies or otherwise uncompensated unless and until an engagement with a portfolio company develops. In certain cases, the Senior and Other Advisors have certain attributes of Adviser “employees” (e.g. they may have dedicated offices at the Adviser, participate in general meetings and events for Adviser personnel, work on Adviser matters as their primary or sole business activity) even though they are not considered Adviser employees, affiliates or personnel for the purposes of certain agreements and provisions within such agreements. There can be no assurance that any of the Senior and Other Advisors will continue to serve in such roles and/or continue their arrangements with the Adviser, the clients and/or any portfolio companies throughout the term of the relevant clients.

(a)(3) Portfolio Manager Compensation.

Mr. McKemie’s compensation structure is consistent with the compensation structure for portfolio managers provided in the Fund’s latest annual filing of Form N-CSR.

(a)(4) As of: June 30, 2015

Portfolio Manager	Dollar Range of the Registrant’s Securities Owned by the Portfolio Manager
Gordon McKemie	$10,001-$50,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	September 8, 2015

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	September 8, 2015

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 8, 2015